THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                          LIPPER HIGH INCOME BOND FUND(SM)


                                                             ANNUAL REPORT
                                                         December 31, 2001

                               TABLE OF CONTENTS

Shareholder's Letter ......................................................    1

Performance ...............................................................    3

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   16

Report of Independent Accountants .........................................   20

Director and Officer Information ..........................................   21

                        LIPPER HIGH INCOME BOND FUND(SM)
                              SHAREHOLDER'S LETTER
                               December 31, 2001

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper High Income Bond Fund for the period ended December 31, 2001. The Lipper High Income Bond Fund is one of four investment portfolios, together with the Lipper Prime Europe Equity Fund, the Lipper U.S. Equity Fund and the Lipper Merger Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper High Income Bond Fund (the "Fund") for the year ended December 31, 2001.

     2001 was a difficult year for most investors. The S&P 500 declined 11.89%, the Dow Jones Industrial Average fell 5.44% and the Nasdaq Composite Index was down 20.82%. Driven by a decline in corporate profits and business spending, rising unemployment and falling consumer confidence, the U.S. economy entered a full-blown recession. Then came September 11th. Obviously, the tragic events of September 11th had a dramatic impact on the already weakened economy, particularly in the manufacturing sector and large portions of the service sector. However, the U.S. high yield bond market weathered the year relatively well. Buoyed by eleven interest rate cuts by the Federal Reserve and the fact that high yield bond prices were so depressed going into 2001, high yield bonds performed better than most asset classes during the year, as evidenced by the 9.27% net return generated by the Fund's Premier Shares.*

     Before the tragic events of September 11th, the positive momentum of high yield bonds had continued through the month of August. Despite weaknesses in employment, production, and business spending, the upper-tier of the high yield universe had outperformed broad equity markets on a year-to-date basis. Similarly, the Fund was performing extremely well. However, disruptions to business and shaken consumer confidence following the September attack heightened the level of uncertainty and created additional concerns regarding the global economic outlook. As a result, trading became light and pricing in the market became extremely sloppy in September. Nevertheless, the financial markets began to stabilize in October and continued to do so throughout the fourth quarter. As the markets stabilized, the high yield market regained positive momentum, fund flows improved, new issuance grew and bond prices moved steadily upward. As a result, the Fund's Premier Shares generated a net return of 4.48% during the fourth quarter of 2001.* During this period, conservatism in the high yield market kept higher risk issues, such as project finance and deferred interest bonds, at bay. As investors returned to fund new issues, they demanded stronger credit characteristics and greater liquidity, causing larger, more conservative issuers to dominate the new issue calendar.

     The Fund's Premier Shares generated a net return of 9.27% for the 12-month period ended December 31, 2001,* outperforming the average return generated by the 354 high yield bond funds tracked by Morningstar, Inc. by 7.45% and outperforming most equity indices. In fact, the Fund's Premier Shares ranked in the top 2% (3 out of 149) of the high yield bond funds tracked by Morningstar for the 5-year period ended December 31, 2001, the top 3% (7 out of 287) of the high yield bond funds tracked by Morningstar for the 3-year period ended December 31, 2001, and the top 6% (22 out of 354) of the high yield bond funds tracked by Morningstar for the 12-month period ended December 31, 2001.+ On both an absolute and relative basis, the Fund has performed extremely well.

     Throughout 2001 and particularly in the aftermath of September 11th, central banks around the globe proactively sought to support the global economy. The U.S. Federal Reserve led this effort, cutting the U.S. overnight lending rate eleven times during the year. Obviously, these cuts contributed to the strong performance of the high yield market. Following the most recent cut on December 11, 2001, Federal Reserve policy makers stated that "economic activity remains soft, with underlying inflation likely to edge lower from relatively modest levels. To be sure, weakness in demand shows signs of abating, but those signs are preliminary and tentative." With these words, the Committee signaled that another rate cut is possible in early 2002. Although economic indicators are beginning to show signs of improvement, we do not expect the economy to recover overnight. Manufacturing activity increased in December, but unemployment rose to a 6-1/2 year high of 5.8%. Considering that unemployment has a big impact on consumer spending, which represents two-thirds of gross domestic product, we do not expect consumer spending to fuel a quick economic recovery. Similarly, we do not expect capital spending to fuel a quick recovery. Given the glut of capital equipment in the marketplace, capital spending will probably remain sluggish until inventories decline further and corporate profitability improves. Considering that economic indicators are likely to remain mixed, it is unlikely that the Fed will significantly boost interest rates in the near future. Further, inflationary pressures are expected to remain constrained, placing another restraint on the Federal Reserve from increasing rates.

     Given the current state of the economy, we believe that high yield bonds represent an attractive asset class for investors. Although bond prices have improved from their September lows, prices are still relatively attractive. Further, the spread of high yield bonds over U.S. Treasuries was 868 basis points as of December 31, 2001 -- 315 basis points wider than the average spread between January 1987 and December 2001. Similarly, the spread of BB-rated bonds was 484 basis points as of December 31, 2001 -- 145 basis points wider than the average spread between January 1987 and December 2001. Given that spreads are wider than their historical norms and high yield bonds are likely to become more attractive as the economy recovers from its recession and the outlook for corporate profitability improves, we expect high yield bonds to generate attractive returns in 2002. From a valuation standpoint, high yield bonds are more attractive than stocks. Based on Morgan Stanley's Research Estimates (as of December 19, 2001), the price-to-earnings ratio of U.S. stocks is 35.7 (based on 2001 estimates). U.S. stocks are relatively expensive compared to a historical price-to-earnings average in the mid-teens. As a result, we do not expect a significant rise in the U.S. stock markets unless earnings increase dramatically. Given the events of September 11th and the ongoing threat of terrorism, costs for insurance, transportation, security and inventories are rising, placing additional pressure on profit margins and earnings. Consequently, we do not expect strong performance from the U.S. equity markets in 2002 and believe that high yield bonds are more attractive than stocks. High yield bonds offer investors the security of a steady income stream plus the potential for capital appreciation as the corporate outlook improves.

     Although high yield bond default rates rose in 2001 and are expected to peak in 2002, Lipper & Company is extremely disciplined with respect to its investments, paying particular attention to cash flow, coverage ratios, leverage and profitability. As a result, the Fund has never experienced a default with respect to any holding. Times of uncertainty have historically created strong investment opportunities for those who focus on fundamental research. Fundamental research and a conservative focus on the upper tier of the high yield universe continue to be the hallmarks of Lipper & Company. Over time, Lipper & Company's discipline has proven extremely successful and differentiated the firm from other high yield managers. To attest to this, the Fund has received strong rankings from Morningstar. Similarly, Lipper Inc., a Reuters company, named the Lipper High Income Bond Fund a "Lipper Leader for Consistent Return" for the three-year period ended December 31, 2001, indicating that the Fund has provided superior consistency and risk-adjusted returns when compared to a group of similar funds.*

     With historically wide spreads, a yield-to-maturity of approximately 9.0% for the Fund and an uncertain timetable for economic recovery (likely to foster a volatile equity environment), we believe it is an opportune time to invest in the Lipper High Income Bond Fund. The Fund continues to collect the coupon on its underlying bonds and the high yield market continues to experience positive momentum, providing investors with both attractive current returns and upside potential.

     We hope you find the enclosed report informative. We appreciate your participation in the Lipper High Income Bond Fund.

                                           Sincerely,

                                           /s/ KENNETH LIPPER
                                           -------------------------------------
                                           Kenneth Lipper
                                           Chairman of the Board,
                                           Chief Executive Officer and President

--------------

* Total returns include the reinvestment of income, dividends, and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Fee waivers and reimbursements have been in effect for the Fund since April 1, 1996, without which total returns would have been lower. Past Performance is no guarantee of future results.

+ The Morningstar, Inc. percentile rankings are based upon total return and compare the Lipper High Income Bond Fund Premier Shares with all funds in the same Morningstar category. These rankings may change monthly and compare a fund's 12-month, three-year and five-year average annual total return, as applicable, to the total return generated by other funds in the same Morningstar category for the same period. Fee waivers and reimbursements have been in effect for the Fund since April 1, 1996, without which total returns would have been lower. Past performance is no guarantee of future results.

++ Lipper Inc., a Reuters company, is not affiliated with Lipper & Company or Lipper High Income Bond Fund. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 12/31/01. The ratings are subject to change every month. Twenty percent of funds analyzed are named Lipper Leaders for Consistent Return. Lipper High Income Bond Fund was rated among 290 high current yield funds for the three-year period. Lipper Leader ratings are not intended to predict future results, and Lipper Inc. does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters. All Rights Reserved.

                        LIPPER HIGH INCOME BOND FUND(SM)
                                  PERFORMANCE

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                   1 YEAR     5 YEARS*      SINCE INCEPTION*
--------------------------------------------------------------------------------
Premier Shares                      9.27%       6.58%             8.37%
--------------------------------------------------------------------------------
Retail Shares                       8.61%       6.13%             8.12%
--------------------------------------------------------------------------------
Group Retirement Shares             8.70%       6.17%             8.13%
--------------------------------------------------------------------------------

               LIPPER HIGH INCOME BOND FUND(SM)--PREMIER SHARES*

Growth of $10,000 invested in the Fund's Premier Shares vs. the Lehman Brothers BB Intermediate Bond Index**

             12/31/01 -- Lipper High Income Bond Fund
                 Premier Shares -- $22,191

             12/31/01 -- Lehman Brothers BB Intermediate
                 Bond Index -- $22,597

* Past performance is no guarantee of future results. The net asset value and investment return of the Fund will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The Fund invests primarily in high yield bonds, which entail greater risks than in investment grade bonds, such as reduced liquidity and the possibility of default. The minimum investment for Premier Shares is $1,000,000.

     The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Lehman Brothers BB Intermediate Bond Index (the "Index") for the period February 1, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 2001. The Index is an unmanaged index comprised of BB-rated bonds with maturities of less than ten years. The Index does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in the Index.

                                  LIPPER HIGH INCOME BOND FUND(SM)
                                      PORTFOLIO OF INVESTMENTS
                                         DECEMBER 31, 2001


                                                                          FACE AMOUNT      VALUE
                                                                          -----------   ----------
CORPORATE BONDS (80.6%)

ADVERTISING, BROADCASTING & MEDIA (3.3%)
    Clear Channel Communications, Inc. (Chancellor Media Corp.),
      Series B, 8.125%, 12/15/07 .......................................   $1,000,000   $1,040,000
    Lamar Advertising Company, 9.625%, 12/01/06 ........................      875,000      918,750
    PRIMEDIA Inc., 10.25%, 06/01/04 ....................................      500,000      462,500
    Quebecor Media Inc., 11.125%, 07/15/11 .............................      500,000      535,000
    Salem Communications Corporation, Series B, 9.50%, 10/01/07 ........    1,000,000    1,040,000
                                                                                        ----------
                                                                                        $3,996,250
                                                                                        ----------
AEROSPACE/DEFENSE (3.2%)
    Alliant Techsystems Inc., 8.50%, 05/15/11 ..........................   $1,000,000   $1,045,000
    BE Aerospace, Inc., Series B, 8.00%, 03/01/08 ......................    1,000,000      835,000
    Moog Inc., Series B, 10.00%, 05/01/06 ..............................    1,000,000    1,030,000
    Sequa Corporation, 9.00%, 08/01/09 .................................      500,000      462,500
    Sequa Corporation, Series B, 8.875%, 04/01/08 ......................      500,000      462,500
                                                                                        ----------
                                                                                        $3,835,000
                                                                                        ----------
AUTO MANUFACTURING & RELATED (2.3%)
    Lear Corporation, Series B, 7.96%, 05/15/05 ........................   $1,000,000   $1,019,200
    Navistar International Corporation (Navistar Financial Corporation),
      Series B, 9.00%, 06/01/02 ........................................      500,000      507,500
    Navistar International Corporation, Series B, 7.00%, 02/01/03 ......      500,000      501,875
    Oshkosh Truck Corporation, 8.75%, 03/01/08 .........................      750,000      765,000
                                                                                        ----------
                                                                                        $2,793,575
                                                                                        ----------
BEVERAGES & Bottling (0.9%)
    Constellation Brands, Inc., 8.75%, 12/15/03 ........................   $1,125,000   $1,133,438
                                                                                        ----------

CABLE--DISTRIBUTED ENTERTAINMENT (3.6%)
    Adelphia Communications Corporation, 7.50%, 01/15/04 ...............   $1,175,000   $1,145,625
    Cablevision Systems Corporation, 7.875%, 12/15/07 ..................    1,125,000    1,170,045
    Fox Sports Networks, LLC (Fox/Liberty Networks LLC),
      8.875%, 08/15/07 .................................................    1,000,000    1,056,250
    Liberty Media Corporation, 7.75%, 07/15/09 .........................    1,000,000    1,012,730
                                                                                        ----------
                                                                                        $4,384,650
                                                                                        ----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (4.3%)
    Briggs & Stratton Corporation, 8.875%, 03/15/11 ....................   $1,000,000   $1,040,000
    CNH Global N.V. (Case Corporation), Series B, 6.25%, 12/01/03 ......    1,000,000      935,000
    Columbus McKinnon Corporation, 8.50%, 04/01/08 .....................      750,000      701,250
    Dresser, Inc., 9.375%, 04/15/11 ....................................      750,000      780,000
    Flowserve Corporation, 12.25%, 08/15/10 ............................      649,000      730,125
    IDEX Corporation, 6.875%, 02/15/08 .................................    1,075,000      988,871
                                                                                        ----------
                                                                                        $5,175,246
                                                                                        ----------

              The accompanying notes are an integral part of the financial statements.

                                 LIPPER HIGH INCOME BOND FUND(SM)
                              PORTFOLIO OF INVESTMENTS--(Continued)
                                        DECEMBER 31, 2001


                                                                       FACE AMOUNT      VALUE
                                                                       -----------   ----------
CHEMICALS (3.9%)
    Equistar Chemicals, L.P., 6.50%, 02/15/06 .......................   $1,000,000   $  904,660
    Georgia Gulf Corporation, 7.625%, 11/15/05 ......................    1,000,000    1,019,260
    IMC Global, Inc., Series B, 10.75%, 06/15/03 ....................      500,000      500,466
    Lyondell Chemical Company (ARCO Chemical Company),
      9.375%, 12/15/05 ..............................................      775,000      771,125
    Lyondell Chemical Company, Series A, 9.625%, 05/01/07 ...........      500,000      505,000
    MacDermid, Incorporated, 9.125%, 07/15/11 .......................    1,000,000    1,020,000
                                                                                     ----------
                                                                                     $4,720,511
                                                                                     ----------
COMMERCIAL SERVICES (2.4%)
    Aramark Services, Inc., 6.75%, 08/01/04 .........................   $  500,000   $  494,350
    Aramark Services, Inc., 7.00%, 07/15/06 .........................      275,000      261,168
    Iron Mountain Incorporated, 8.75%, 09/30/09 .....................    1,125,000    1,164,375
  * United Rentals (North America), Inc., 10.75%, 04/15/08 ..........      500,000      532,500
    United Rentals (North America), Inc., Series B, 9.50%, 06/01/08..      500,000      495,000
                                                                                     ----------
                                                                                     $2,947,393
                                                                                     ----------
CONSUMER PRODUCTS (1.7%)
    Steinway Musical Instruments, Inc., 8.75%, 04/15/11 .............   $1,000,000   $  990,000
    The Scotts Company, 8.625%, 01/15/09 ............................    1,000,000    1,040,000
                                                                                     ----------
                                                                                     $2,030,000
                                                                                     ----------
ELECTRICAL EQUIPMENT (2.5%)
    AMETEK, Inc., 7.20%, 07/15/08 ...................................   $1,000,000   $  965,110
    Amphenol Corporation, 9.875%, 05/15/07 ..........................    1,000,000    1,070,000
    Flextronics International Ltd., Series B, 8.75%, 10/15/07 .......    1,000,000    1,035,000
                                                                                     ----------
                                                                                     $3,070,110
                                                                                     ----------
ENERGY (4.6%)
    El Paso Energy Partners, L.P. (Leviathan Gas Pipeline
      Partners/Leviathan Finance Corp.), Series B, 10.375%, 06/01/09    $1,000,000   $1,065,000
    Forest Oil Corporation, 8.00%, 06/15/08 .........................    1,000,000    1,007,500
    Ocean Energy, Inc., Series B, 8.875%, 07/15/07 ..................    1,250,000    1,312,587
    Stone Energy Corporation, 8.75%, 09/15/07 .......................    1,000,000    1,027,500
    Vintage Petroleum, Inc., 9.00%, 12/15/05 ........................    1,125,000    1,153,125
                                                                                     ----------
                                                                                     $5,565,712
                                                                                     ----------
ENTERTAINMENT (1.7%)
    Harrah's Operating Company, Inc., 7.875%, 12/15/05 ..............   $1,000,000   $1,037,500
    Six Flags, Inc. (Six Flags Entertainment Corporation),
      8.875%, 04/01/06 ..............................................      500,000      503,750
    Six Flags, Inc. (Premier Parks Inc.), 9.25%, 04/01/06 ...........      500,000      502,500
                                                                                     ----------
                                                                                     $2,043,750
                                                                                     ----------
ENVIRONMENTAL SERVICES (0.9%)
    Allied Waste North America, Inc., Series B, 7.375%, 01/01/04 ....   $  500,000   $  496,250
    Allied Waste North America, Inc., Series B, 7.625%, 01/01/06 ....      375,000      371,250
    Allied Waste North America, Inc., Series B, 8.875%, 04/01/08 ....      250,000      256,875
                                                                                     ----------
                                                                                     $1,124,375
                                                                                     ----------

             The accompanying notes are an integral part of the financial statements.


                                 LIPPER HIGH INCOME BOND FUND(SM)
                              PORTFOLIO OF INVESTMENTS--(Continued)
                                        DECEMBER 31, 2001


                                                                       FACE AMOUNT      VALUE
                                                                       -----------   ----------
FINANCIAL SERVICES (0.4%)
    The FINOVA Group Inc., 7.50%, 11/15/09 ..........................   $1,125,000   $  475,312
                                                                                     ----------
FOOD & Food Services (2.6%)
  * Land O' Lakes Inc., 8.75%, 11/15/11 .............................   $1,000,000   $  970,000
    Pilgrim's Pride Corporation, 9.625%, 09/15/11 ...................      675,000      715,500
    SC International Services, Series B, 9.25%, 09/01/07 ............      825,000      532,125
  * Smithfield Foods, Inc., 8.00%, 10/15/09 .........................      875,000      901,250
                                                                                     ----------
                                                                                     $3,118,875
                                                                                     ----------
GAS, ELECTRIC UTILITIES & POWER (6.2%)
    AmeriGas Partners, L.P. (AmeriGas Eagle Finance Corp.),
      8.875%, 05/20/11 ..............................................   $  500,000   $  520,000
    AmeriGas Partners, L.P., Series B, 10.125%, 04/15/07 ............    1,125,000    1,167,188
    Calpine Corporation, 7.625%, 04/15/06 ...........................    1,000,000      895,000
    CMS Energy Corporation, 6.75%, 01/15/04 .........................    1,000,000      965,000
    Cogentrix Energy, Inc., 8.10%, 03/15/04 .........................    1,250,000    1,258,362
    Ferrellgas Partners L.P., Series B, 9.375%, 06/15/06 ............    1,250,000    1,268,750
  * Mirant Corp. (Mirant Tiers Trust), 7.20%, 06/15/04 ..............    1,125,000      924,570
    The AES Corporation, 8.75%, 12/15/02 ............................      500,000      495,000
                                                                                     ----------
                                                                                     $7,493,870
                                                                                     ----------
HEALTHCARE SERVICES & RELATED (4.9%)
    AdvancePCS, 8.50%, 04/01/08 .....................................   $1,000,000   $1,055,000
    AmerisourceBergen Corporation, 8.125%, 09/01/08 .................    1,000,000    1,050,000
    AmerisourceBergen Corporation (Bergen Brunswig Corporation),
      7.375%, 01/15/03 ..............................................      500,000      515,460
    Fisher Scientific International, Inc., 7.125%, 12/15/05 .........    1,000,000    1,005,000
    HCA--The Healthcare Company, 6.91%, 06/15/05 ....................      500,000      509,020
    HCA--The Healthcare Company, 7.125%, 06/01/06 ...................      750,000      766,252
    Triad Hospitals, Inc., Series B, 8.75%, 05/01/09 ................    1,000,000    1,055,000
                                                                                     ----------
                                                                                     $5,955,732
                                                                                     ----------
HOMEBUILDING & BUILDING MATERIALS (5.5%)
    D.R. Horton, Inc., 8.375%, 06/15/04 .............................   $1,000,000   $1,012,500
    Dayton Superior Corporation, 13.00%, 06/15/09 ...................      750,000      761,250
    KB HOME, 9.625%, 11/15/06 .......................................    1,000,000    1,020,000
    Louisiana-Pacific Corporation, 10.875%, 11/15/08 ................    1,000,000      985,000
    Nortek, Inc., Series B, 9.25%, 03/15/07 .........................    1,000,000    1,017,500
    NVR, Inc., 8.00%, 06/01/05 ......................................      825,000      837,375
    The Ryland Group, Inc., 8.00%, 08/15/06 .........................    1,000,000    1,010,000
                                                                                     ----------
                                                                                     $6,643,625
                                                                                     ----------

              The accompanying notes are an integral part of the financial statements


                                 LIPPER HIGH INCOME BOND FUND(SM)
                              PORTFOLIO OF INVESTMENTS--(Continued)
                                        DECEMBER 31, 2001


                                                                       FACE AMOUNT      VALUE
                                                                       -----------   ----------
HOTELS (3.0%)
    Felcor Lodging Trust Inc. (Felcor Lodging Limited Partnership),
      8.50%, 06/01/11 ...............................................   $  750,000   $  727,500
    Felcor Lodging Trust Inc. (Felcor Suites Limited Partnership),
      7.375%, 10/01/04 ..............................................      675,000      654,750
    Host Marriott Corporation (HMH Properties, Inc.), Series A,
      7.875%, 08/01/05 ..............................................    1,250,000    1,193,750
    Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 11/15/03 ......    1,000,000      994,270
                                                                                     ----------
                                                                                     $3,570,270
                                                                                     ----------
METALS (3.7%)
    AK Steel Corporation, 9.125%, 12/15/06 ..........................   $  875,000   $  902,344
  * Compass Minerals Group Inc., 10.00%, 08/15/11 ...................      250,000      260,625
  * Luscar Coal Ltd., 9.75%, 10/15/11 ...............................      500,000      530,265
    Phelps Dodge Corporation, 6.375%, 11/01/04 ......................      500,000      486,650
    Phelps Dodge Corporation (Cyprus Amax Minerals Company),
      6.625%, 10/15/05 ..............................................      750,000      714,000
    Ryerson Tull, Inc., 9.125%, 07/15/06 ............................      625,000      571,875
  * United States Steel LLC, 10.75%, 08/01/08 .......................    1,000,000      970,000
                                                                                     ----------
                                                                                     $4,435,759
                                                                                     ----------
OIL FIELD SERVICES (4.3%)
    Grant Prideco, Inc., Series B, 9.625%, 12/01/07 .................   $  750,000   $  748,125
    Grey Wolf, Inc. (DI Industries Inc.), 8.875%, 07/01/07 ..........    1,000,000      975,000
    Key Energy Services, Inc., Series B, 8.375%, 03/01/08 ...........      750,000      761,250
    Pride International, Inc., 9.375%, 05/01/07 .....................    1,000,000    1,050,000
    Varco International, Inc. (Tuboscope Inc.), 7.50%, 02/15/08 .....      750,000      766,455
    Veritas DGC Inc., 9.75%, 10/15/03 ...............................      875,000      896,875
                                                                                     ----------
                                                                                     $5,197,705
                                                                                     ----------
PAPER & FOREST PRODUCTS (5.7%)
    Boise Cascade Corporation, 9.85%, 06/15/02 ......................   $1,250,000   $1,279,550
    Buckeye Technologies, Inc., 8.50%, 12/15/05 .....................    1,000,000      990,000
    Georgia-Pacific Corporation, 7.50%, 05/15/06 ....................    1,175,000    1,166,458
    Packaging Corporation of America, Series B, 9.625%, 04/01/09 ....      750,000      823,125
  * Potlatch Corporation, 10.00%, 07/15/11 ..........................      750,000      783,750
  * Smurfit-Stone Container Corp. (Stone Container Finance),
      11.50%, 08/15/06 ..............................................      750,000      813,750
    Tembec Inc. (Tembec Finance Corporation), 9.875%, 09/30/05 ......    1,050,000    1,086,750
                                                                                     ----------
                                                                                     $6,943,383
                                                                                     ----------
PRINTING (0.8%)
    Quebecor World (USA) Inc. (World Color Press, Inc.),
      7.75%, 02/15/09 ...............................................   $1,000,000   $  949,510
                                                                                     ----------

             The accompanying notes are an integral part of the financial statements.


                                 LIPPER HIGH INCOME BOND FUND(SM)
                              PORTFOLIO OF INVESTMENTS--(Continued)
                                        DECEMBER 31, 2001


                                                                        FACE AMOUNT      VALUE
                                                                        -----------   -----------
RETAILERS (1.0%)
    7-Eleven, Inc., 5.00%, 12/15/03 .................................   $   750,000   $   713,438
    7-Eleven, Inc., Series A, 4.50%, 06/15/04 .......................       525,000       491,531
                                                                                      -----------
                                                                                      $ 1,204,969
                                                                                      -----------
TECHNOLOGY (1.7%)
    Fairchild Semiconductor Corporation, 10.125%, 03/15/07 ..........   $ 1,000,000   $ 1,035,000
    Unisys Corporation, 7.25%, 01/15/05 .............................     1,000,000       980,000
                                                                                      -----------
                                                                                      $ 2,015,000
                                                                                      -----------
TELECOMMUNICATIONS (EQUIPMENT) (2.2%)
  * IPC Acquisition Corp., 11.50%, 12/15/09 .........................   $ 1,000,000   $ 1,000,000
    Lucent Technologies Inc., 7.25%, 07/15/06 .......................     1,000,000       865,000
    Nortel Networks Limited, 6.125%, 02/15/06 .......................     1,000,000       796,250
                                                                                      -----------
                                                                                      $ 2,661,250
                                                                                      -----------
TELECOMMUNICATIONS (WIRELESS) (1.5%)
    Crown Castle International Corp., 9.50%, 08/01/11 ...............   $   500,000   $   460,000
    Crown Castle International Corp., 10.75%, 08/01/11 ..............       625,000       612,500
    Rogers Wireless Communications Inc., 8.80%, 10/01/07 ............       750,000       738,750
                                                                                      -----------
                                                                                      $ 1,811,250
                                                                                      -----------
TELECOMMUNICATIONS (WIRELINE) (0.6%)
    Flag Telecom Holdings Ltd. (Flag Limited), 8.25%, 01/30/08 ......   $ 1,000,000   $   705,000
                                                                                      -----------
TEXTILE/APPAREL MANUFACTURING (0.5%)
    Interface, Inc., 7.30%, 04/01/08 ................................   $   750,000   $   637,500
                                                                                      -----------
TRANSPORTATION (0.7%)
    Sea Containers Ltd., 9.50%, 07/01/03 ............................   $ 1,000,000   $   855,000
                                                                                      -----------
TOTAL CORPORATE BONDS (COST $96,528,454) ............................                 $97,494,020
                                                                                      -----------

CONVERTIBLE BONDS (7.8%)
CABLE--DISTRIBUTED ENTERTAINMENT (1.1%)
  Charter Communications, Inc., 5.75%, 10/15/05 .....................   $ 1,250,000   $ 1,288,337
                                                                                      -----------
ELECTRONIC EQUIPMENT (0.9%)
    CommScope, Inc., 4.00%, 12/15/06 ................................   $ 1,375,000   $ 1,142,969
                                                                                      -----------
HEALTHCARE SERVICES & RELATED (1.9%)
    HEALTHSOUTH Corporation, 3.25%, 04/01/03 ........................   $ 1,325,000   $ 1,274,822
    Omnicare, Inc., 5.00%, 12/01/07 .................................     1,125,000     1,051,493
                                                                                      -----------
                                                                                      $ 2,326,315
                                                                                      -----------
HOTELS (0.7%)
    Hilton Hotels Corporation, 5.00%, 05/15/06 ......................   $ 1,000,000   $   872,200
                                                                                      -----------
OIL FIELD SERVICES (0.8%)
    Key Energy Services, Inc., 5.00%, 09/15/04 ......................   $ 1,000,000   $   942,470
                                                                                      -----------

             The accompanying notes are an integral part of the financial statements.


                                 LIPPER HIGH INCOME BOND FUND(SM)
                              PORTFOLIO OF INVESTMENTS--(Continued)
                                        DECEMBER 31, 2001


                                                                         FACE AMOUNT       VALUE
                                                                         -----------   ------------
TECHNOLOGY (2.2%)
    Amkor Technology, Inc., 5.00%, 03/15/07 ..........................   $   500,000   $    341,570
    Amkor Technology, Inc., 5.75%, 06/01/06 ..........................       500,000        409,660
    Analog Devices, Inc., 4.75%, 10/01/05 ............................     1,000,000        949,910
    LSI Logic Corporation, 4.00%, 02/15/05 ...........................     1,125,000        954,832
                                                                                       ------------
                                                                                       $  2,655,972
                                                                                       ------------
TELECOMMUNICATIONS (WIRELESS) (0.2%)
    Spectrasite Holdings, Inc., 6.75%, 11/15/10 ......................   $   625,000   $    262,375
                                                                                       ------------
TOTAL CONVERTIBLE BONDS (COST $10,179,305) ...........................                 $  9,490,638
                                                                                       ------------
                                                                       NO. OF WARRANTS
                                                                       ---------------
WARRANTS (0.0%)
ADVERTISING & BROADCASTING (0.0%)
*++ XM Satellite Radio Inc., Class A, expiring 03/15/10 ..............           625   $       --  #
                                                                                       ------------
CONSUMER PRODUCTS (0.0%)
 ++ Jostens Inc., Series A, expiring 05/01/10 ........................           500   $       --  #
                                                                                       ------------
HOMEBUILDING & BUILDING MATERIALS (0.0%)
*++ Dayton Superior Corporation, expiring 06/15/09 ...................           500   $       --  #
                                                                                       ------------
TOTAL WARRANTS (COST $0)..............................................                 $       --  #
                                                                                       ------------
                                                                         FACE AMOUNT
                                                                         -----------
SHORT-TERM INVESTMENTS (9.2%)
  + J.P. Morgan Securities, Inc., 1.45%, dated 12/31/01, due 1/02/02
      (COST $11,166,000) .............................................   $11,166,000   $ 11,166,000
                                                                                       ------------
TOTAL INVESTMENTS (97.6%) (COST $117,873,759) ........................                 $118,150,658
OTHER ASSETS AND LIABILITIES (2.4%) ..................................                    2,845,500
                                                                                       ------------
NET ASSETS (100.0%) ..................................................                 $120,996,158
                                                                                       ============
---------

*    144A Security - Certain conditions for public sale may exist.

++   Non-income producing security.

#    Value is less than $1.00.

+    The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities.

             The accompanying notes are an integral part of the financial statements.


                               LIPPER HIGH INCOME BOND FUND(SM)
                             STATEMENT OF ASSETS AND LIABILITIES
                                      DECEMBER 31, 2001


ASSETS:
  Investments, at value (Cost $117,873,759) ................................   $118,150,658
  Interest Receivable ......................................................      2,077,243
  Receivable for Fund Shares Sold ..........................................        922,313
  Receivable for Investments Sold ..........................................        103,750
  Prepaid Assets ...........................................................          2,905
                                                                               ------------
      TOTAL ASSETS .........................................................   $121,256,869
                                                                               ------------
LIABILITIES:
  Bank Overdraft Payable ...................................................   $    107,175
  Investment Advisory Fee Payable ..........................................         41,808
  Distribution Fee Payable--Retail Shares ..................................         26,395
  Professional Fees Payable ................................................         22,683
  Shareholder Servicing Fee Payable--Group Retirement Plan Shares ..........         20,249
  Administrative Fee Payable ...............................................         10,556
  Directors' Fees Payable ..................................................          8,738
  Custodian Fees Payable ...................................................          5,372
  Other Liabilities ........................................................         17,735
                                                                               ------------
      TOTAL LIABILITIES ....................................................   $    260,711
                                                                               ------------
NET ASSETS .................................................................   $120,996,158
                                                                               ============
NET ASSETS CONSIST OF:
  Paid-in Capital ..........................................................   $128,086,199
  Accumulated Net Realized Loss ............................................     (7,366,940)
  Unrealized Appreciation on Investments ...................................        276,899
                                                                               ------------
                                                                               $120,996,158
                                                                               ============
PREMIER SHARES:
  Net Assets ...............................................................   $ 92,841,061
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111)     10,286,853
  Net Asset Value, Offering and Redemption Price Per Share .................   $       9.03
                                                                               ============
RETAIL SHARES:
  Net Assets ...............................................................   $ 22,664,155
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111)      2,534,821
  Net Asset Value, Offering and Redemption Price Per Share .................   $       8.94
                                                                               ============
GROUP RETIREMENT PLAN SHARES:
  Net Assets ...............................................................   $  5,490,942
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111)        612,704
  Net Asset Value, Offering and Redemption Price Per Share .................   $       8.96
                                                                               ============

           The accompanying notes are an integral part of the financial statements.


                            LIPPER HIGH INCOME BOND FUND(SM)
                                STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
  Interest ..............................................                  $7,587,087
                                                                           ----------
EXPENSES:
  Investment Advisory Fee
    Basic Fee ...........................................     $ 670,257
    Less: Fee Waived ....................................      (130,298)   $  539,959
                                                              ---------
  Administrative Fee ....................................                     181,214
  Professional Fees .....................................                      56,140
  Registration and Filing Fees ..........................                      29,706
  Distribution Fee--Retail Shares .......................                      27,208
  Directors' Fees .......................................                      22,577
  Shareholder Reporting Fees ............................                      20,368
  Custodian Fees ........................................                      12,061
  Shareholder Servicing Fee--Group Retirement Plan Shares                      12,022
  Amortization of Organization Costs ....................                       6,116
  Other Expenses ........................................                      25,688
                                                                           ----------
    TOTAL EXPENSES ......................................                  $  933,059
                                                                           ----------
      NET INVESTMENT INCOME .............................                  $6,654,028
                                                                           ----------
NET REALIZED LOSS FROM:
  Investments Sold ......................................                  $ (654,776)
                                                                           ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments ...........................................                  $1,361,884
                                                                           ----------
TOTAL NET REALIZED LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION ..................                  $  707,108
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....                  $7,361,136
                                                                           ==========

        The accompanying notes are an integral part of the financial statements.


                                  LIPPER HIGH INCOME BOND FUND(SM)
                                 STATEMENT OF CHANGES IN NET ASSETS


                                                                   YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Income .......................................   $  6,654,028         $ 6,165,780
  Net Realized Loss ...........................................       (654,776)         (3,618,690)
  Net Change in Unrealized Appreciation/Depreciation ..........      1,361,884           1,173,344
                                                                  ------------         -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $  7,361,136         $ 3,720,434
                                                                  ------------         -----------
DISTRIBUTIONS:
  PREMIER SHARES:
    From Net Investment Income ................................   $ (5,504,998)        $(5,446,468)

  RETAIL SHARES:
    From Net Investment Income ................................       (816,353)           (472,343)

  GROUP RETIREMENT PLAN SHARES:
    From Net Investment Income ................................       (347,554)           (276,950)
                                                                  ------------         -----------
      TOTAL DISTRIBUTIONS .....................................   $ (6,668,905)        $(6,195,761)
                                                                  ------------         -----------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
  PREMIER SHARES:
    Issued--Regular ...........................................   $ 32,337,808         $20,615,815
          --Distributions Reinvested ..........................      4,219,265           4,019,004
    Redeemed ..................................................     (4,692,919)        (28,439,766)
                                                                  ------------         -----------
      Net Increase (Decrease) in Premier Shares Transactions ..   $ 31,864,154         $(3,804,947)
                                                                  ------------         -----------
  RETAIL SHARES:
    Issued--Regular ...........................................   $ 20,651,565         $ 2,084,678
          --Distributions Reinvested ..........................        782,386             448,361
    Redeemed ..................................................     (4,627,429)         (2,579,735)
                                                                  ------------         -----------
      Net Increase (Decrease) in Retail Shares Transactions ...   $ 16,806,522         $   (46,696)
                                                                  ------------         -----------
  GROUP RETIREMENT PLAN SHARES:
    Issued--Regular ...........................................   $  1,850,958         $   818,597
          --Distributions Reinvested ..........................        347,420             277,741
    Redeemed ..................................................       (363,925)           (865,948)
                                                                  ------------         -----------
      Net Increase in Group Retirement Plan Shares Transactions   $  1,834,453         $   230,390
                                                                  ------------         -----------
      NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
        TRANSACTIONS ..........................................   $ 50,505,129         $(3,621,253)
                                                                  ------------         -----------
TOTAL INCREASE (DECREASE) .....................................   $ 51,197,360         $(6,096,580)
NET ASSETS:
  Beginning of Year ...........................................     69,798,798          75,895,378
                                                                  ------------         -----------
  End of Year (A) .............................................   $120,996,158         $69,798,798
                                                                  ============         ===========
---------------
(A) Includes accumulated net investment loss ..................   $       --           $    (3,955)
                                                                  ============         ===========

              The accompanying notes are an integral part of the financial statements.


                                 LIPPER HIGH INCOME BOND FUND(SM)
                                       FINANCIAL HIGHLIGHTS
                                          PREMIER SHARES

                                SELECTED PER SHARE DATA & RATIOS++
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              2001       2000       1999       1998       1997
                                             FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                              YEAR       YEAR       YEAR       YEAR       YEAR
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....  $  8.90    $  9.22    $  9.57    $ 10.11    $ 10.18
                                            -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* .................     0.69       0.75       0.74       0.84       0.91
  Net Realized and Unrealized Gain (Loss)
    on Investments .......................     0.12      (0.33)     (0.35)     (0.48)      0.19
                                            -------    -------    -------    -------    -------
        Total From Investment Operations .     0.81       0.42       0.39       0.36       1.10
                                            -------    -------    -------    -------    -------
DISTRIBUTIONS:
  Net Investment Income ..................    (0.68)     (0.74)     (0.74)     (0.86)     (0.91)
  In Excess of Net Investment Income .....       --         --         --         --+        --
  Net Realized Gain ......................       --         --         --      (0.04)     (0.26)
                                            -------    -------    -------    -------    -------
        Total Distributions ..............    (0.68)     (0.74)     (0.74)     (0.90)     (1.17)
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........  $  9.03    $  8.90    $  9.22    $  9.57    $ 10.11
                                            =======    =======    =======    =======    =======
TOTAL RETURN # ...........................     9.27%      4.81%      4.20%      3.61%     11.22%
                                            =======    =======    =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......  $92,841    $60,269    $66,163    $85,662    $85,151
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....     1.00%      1.00%      1.00%      1.00%      1.00%
      Net Investment Income to Average
        Net Assets .......................     7.54%      8.15%      7.72%      8.50%      8.58%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....     1.15%      1.18%      1.15%      1.15%      1.16%
      Net Investment Income to Average
        Net Assets .......................     7.39%      7.97%      7.56%      8.35%      8.42%
  Portfolio Turnover Rate ................       85%        63%       103%       110%       105%

-----------

++   The per share data shown does not reflect adjustments to undistributed net investment income due to book/ tax differences.

*    Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                         WAIVER/REIMBURSEMENT
     FISCAL YEAR                                             (PER SHARE)
     ----------                                        -----------------------
     2001 ...........................................           $0.01
     2000 ...........................................           $0.01
     1999 ...........................................           $0.02
     1998 ...........................................           $0.01
     1997 ...........................................           $0.02

+    Amount represents less than $0.01 per share.

#    Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

            The accompanying notes are an integral part of the financial statements.


                                LIPPER HIGH INCOME BOND FUND(SM)
                                      FINANCIAL HIGHLIGHTS
                                          RETAIL SHARES

                                SELECTED PER SHARE DATA & Ratios++
                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              2001       2000       1999       1998       1997
                                             FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                              YEAR       YEAR       YEAR       YEAR       YEAR
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....  $  8.85    $  9.21    $  9.57    $ 10.11    $ 10.18
                                            -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* .................     0.63       0.67       0.73       0.82       0.84
  Net Realized and Unrealized Gain (Loss)
    on Investments .......................     0.11      (0.31)     (0.37)     (0.49)      0.23
                                            -------    -------    -------    -------    -------
        Total From Investment Operations .     0.74       0.36       0.36       0.33       1.07
                                            -------    -------    -------    -------    -------
DISTRIBUTIONS:
  Net Investment Income ..................    (0.65)     (0.72)     (0.72)     (0.83)     (0.88)
  In Excess of Net Investment Income .....       --         --         --         --+        --
  Net Realized Gain ......................       --         --         --      (0.04)     (0.26)
                                            -------    -------    -------    -------    -------
        Total Distributions ..............    (0.65)     (0.72)     (0.72)     (0.87)     (1.14)
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........  $  8.94    $  8.85    $  9.21    $  9.57    $ 10.11
                                            =======    =======    =======    =======    =======
TOTAL RETURN # ...........................     8.61%      4.08%      3.84%      3.36%     10.97%
                                            =======    =======    =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......  $22,664    $ 5,891    $ 6,187    $ 5,950    $ 4,697
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....     1.25%      1.25%      1.25%      1.25%      1.25%
      Net Investment Income to Average
        Net Assets .......................     6.94%      7.35%      7.48%      8.12%      8.31%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....     1.40%      1.43%      1.40%      1.40%      1.41%
      Net Investment Income to Average
        Net Assets .......................     6.79%      7.17%      7.32%      7.97%      8.15%
  Portfolio Turnover Rate ................       85%        63%       103%       110%       105%

----------------

++   The per share data shown does not reflect adjustments to undistributed net investment income due to book/ tax differences.

*    Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                         WAIVER/REIMBURSEMENT
    FISCAL YEAR                                              (PER SHARE)
    -----------                                        -----------------------
     2001 ...........................................           $0.01
     2000 ...........................................           $0.01
     1999 ...........................................           $0.02
     1998 ...........................................           $0.01
     1997 ...........................................           $0.02

+    Amount represents less than $0.01 per share.

#    Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

            The accompanying notes are an integral part of the financial statements.


                                LIPPER HIGH INCOME BOND FUND(SM)
                                      FINANCIAL HIGHLIGHTS
                                     GROUP RETIREMENT SHARES

                                SELECTED PER SHARE DATA & RATIOS++
                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              2001       2000       1999       1998       1997
                                             FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                              YEAR       YEAR       YEAR       YEAR       YEAR
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....  $ 8.86     $ 9.21     $ 9.57     $10.11     $10.18
                                            ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* .................    0.64       0.69       0.72       0.80       0.85
  Net Realized and Unrealized Gain (Loss)
    on Investments .......................    0.11      (0.32)     (0.36)     (0.47)      0.22
                                            ------     ------     ------     ------     ------
        Total From Investment Operations .    0.75       0.37       0.36       0.33       1.07
                                            ------     ------     ------     ------     ------
DISTRIBUTIONS:
  Net Investment Income ..................   (0.65)     (0.72)     (0.72)     (0.83)     (0.88)
  In Excess of Net Investment Income .....      --         --         --         --+        --
  Net Realized Gain ......................      --         --         --      (0.04)     (0.26)
                                            ------     ------     ------     ------     ------
        Total Distributions ..............   (0.65)     (0.72)     (0.72)     (0.87)     (1.14)
                                            ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ...........  $ 8.96     $ 8.86     $ 9.21     $ 9.57     $10.11
                                            ======     ======     ======     ======     ======
TOTAL RETURN # ...........................    8.70%      4.21%      3.84%      3.37%     10.96%
                                            ======     ======     ======     ======     ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......  $5,491     $3,639     $3,545     $4,515     $3,518
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....    1.25%      1.25%      1.25%      1.25%      1.25%
      Net Investment Income to Average
        Net Assets .......................    7.10%      7.55%      7.49%      8.13%      8.32%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....    1.40%      1.43%      1.40%      1.40%      1.41%
      Net Investment Income to Average
        Net Assets .......................    6.95%      7.37%      7.33%      7.98%      8.16%
  Portfolio Turnover Rate ................      85%        63%       103%       110%       105%

----------------

++   The per share data shown does not reflect adjustments to undistributed net investment income due to book/ tax differences.

*    Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                        WAIVER/REIMBURSEMENT
     FISCAL YEAR                                             (PER SHARE)
     -----------                                       -----------------------
     2001 ...........................................           $0.01
     2000 ...........................................           $0.02
     1999 ...........................................           $0.02
     1998 ...........................................           $0.01
     1997 ...........................................           $0.02

++   Amount represents less than $0.01 per share.

#    Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

            The accompanying notes are an integral part of the financial statements.


                        LIPPER HIGH INCOME BOND FUND(SM)
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2001, the Company was comprised of three diversified portfolios (the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund) and one non-diversified portfolio (the Lipper Merger Fund). These financial statements pertain to the Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Fund seeks high total returns consistent with capital preservation by investing primarily in high yield securities with maturities of 10 years or less.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service, which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period November 1, 2001 to December 31, 2001, the Fund incurred and elected to defer until January 1, 2002 for U.S. Federal income tax purposes net capital losses of approximately $247,455. At December 31, 2001, the Fund had a capital loss carryforward of approximately $6,966,611 of which $1,440,232, $1,165,905, $3,101,428, and $1,259,046 will expire on December 31, 2006, 2007,
2008, and 2009, respectively.

     At December 31, 2001, the tax components of capital were:

                                                    NET TAX        UNDISTRIBUTED
 TAX COST OF                                    APPRECIATION OF  (OVERDISTRIBUTED)     ACCUMULATED
 INVESTMENTS    APPRECIATION   (DEPRECIATION)     INVESTMENTS     ORDINARY INCOME    CAPITAL LOSSES
-------------   ------------   --------------   ---------------   ---------------    --------------
$ 118,026,630   $  2,073,116   $   (1,949,088)  $       124,028   $          --      $   (7,214,069)


     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the

                        LIPPER HIGH INCOME BOND FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed or distributions in excess of net investment income (loss), undistributed realized net gain (loss) and paid in capital. Such adjustments are not taken into consideration for the purpose of calculating the financial highlights.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                 GROUP RETIREMENT
                PREMIER SHARES   RETAIL SHARES      PLAN SHARES
                --------------   -------------   ----------------
                    1.00%             1.25%            1.25%

C. ADMINISTRATIVE AND CUSTODIAL SERVICES: J.P. Morgan Investor Services Co., a wholly owned subsidiary of JPMorgan Chase Bank (formerly The Chase Manhattan
Bank), serves as the Company's administrator (the "Administrator") pursuant to a Mutual Funds Service Agreement. Under the Mutual Funds Service Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, JPMorgan Chase Bank also serves as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive

                        LIPPER HIGH INCOME BOND FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services, which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: For the year ended December 31, 2001, the Company paid each Director who was not a director, officer or employee of the Adviser or any of its affiliates, a fee of $13,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the year ended December 31, 2001, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                            PURCHASES        SALES
                          ------------    -----------
                          $112,930,827    $69,867,587

     There were no long-term purchases or sales of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser, acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership.

H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2001  DECEMBER 31, 2000
                                            -----------------  -----------------
PREMIER SHARES:
  Issued--Regular ........................      3,568,351          2,276,475
          Distributions Reinvested .......        465,019            445,759
  Redeemed ...............................       (520,226)        (3,127,845)
                                                ---------         ----------
      Net Increase (Decrease) ............      3,513,144           (405,611)
                                                ---------         ----------
RETAIL SHARES:
  Issued--Regular ........................      2,295,384            231,065
          Distributions Reinvested .......         87,103             49,797
  Redeemed ...............................       (513,395)          (286,809)
                                                ---------         ----------
      Net Increase (Decrease) ............      1,869,092             (5,947)
                                                ---------         ----------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ........................        204,112             90,268
          Distributions Reinvested .......         38,514             30,865
  Redeemed ...............................        (40,574)           (95,431)
                                                ---------         ----------
      Net Increase .......................        202,052             25,702
                                                ---------         ----------

I. OTHER: At December 31, 2001, there were two shareholders who owned greater than 5% of the Fund's net assets. Such holdings aggregated 28.87% of the Fund's net assets.

     Transactions by shareholders having a significant ownership percentage of the Fund could have an impact on other shareholders of the Fund.

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

     The Company has a $20 million line of credit with JPMorgan Chase Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit. This line of credit expired on February 4, 2002. Effective February 4, 2002, the Company has entered into an uncommitted line of credit with Custodial Trust Company, whereby it may borrow up to the maximum amount that it is permitted under the Investment Company Act of 1940.

                        LIPPER HIGH INCOME BOND FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

SUBSEQUENT EVENT: On January 30, 2002, the Board of Directors approved the discontinuation of the Group Retirement Plan class of Shares in issue effective February 28, 2002. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares of Retail Shares, as applicable.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Lipper High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 25, 2002


                                                  LIPPER HIGH INCOME BOND FUND(SM)
                                            DIRECTOR AND OFFICER INFORMATION (Unaudited)

                                                        INTERESTED DIRECTORS
            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
KENNETH E. LIPPER (60)1,2  Director, Chairman      Director, Chairman   Chairman, Chief Executive         4       Director, CNH
101 Park Avenue            of the Board, Chief     of the Board, Chief  Officer and President of
New York, NY 10178         Executive Officer       Executive Officer    Lipper & Company, L.P.
                           and President           and President since  and its affiliates;
                                                   1995                 Managing Member, Chief
                                                                        Executive Officer and
                                                                        President of Lipper &
                                                                        Company, L.L.C.;
                                                                        Co-Chairman of Prime
                                                                        Lipper Asset Management

ABRAHAM BIDERMAN (53)3     Director, Executive     Director, Executive  Executive Vice President          4       Director, mPhase
101 Park Avenue            Vice President,         Vice President,      of Lipper & Company,                      Technologies, Inc.
New York, NY 10178         Treasurer and           Treasurer and        L.P., Lipper & Company,
                           Secretary               Secretary since      L.L.C. and their
                                                   1995                 affiliates; Executive Vice
                                                                        President and Member of
                                                                        the Investment Committee
                                                                        of Prime Lipper Asset
                                                                        Management


                                                       INDEPENDENT DIRECTORS

            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
STANLEY BREZENOFF (64)     Director                Director since 1995  Chief Executive Officer           4              --
510 E. 23rd Street                                                      and President of
New York, NY 10010                                                      Maimonides Medical Center

MARTIN MALTZ (61)          Director                Director since 1995  Principal Scientist,              4              --
25 Dunrovin Lane                                                        Xerox Corporation
Rochester, NY 14618

IRWIN E. RUSSELL (76)      Director                Director since 1995  Attorney, Law Offices of          4              --
9401 Wilshire Blvd.                                                     Irwin E. Russell
Suite 780
Beverly Hills, CA 90212

-----------------

*    Each Director serves an indefinite term, until his or her successor is elected.

1    Kenneth Lipper is the father of Daniella Lipper.

2    Kenneth Lipper is deemed to be an "interested" director of the Fund for purposes of the Investment Company Act of 1940. Mr.
     Lipper is the Chairman, Chief Executive Officer and President of Lipper & Company, L.P., the Funds' principal underwriter,
     Managing Member, Chief Executive Officer and President of Lipper & Company, L.L.C., the investment adviser to the Lipper U.S.
     Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Co-Chairman of Prime Lipper Asset Management, the
     investment adviser to the Lipper Prime Europe Equity Fund. Mr. Lipper also has a controlling ownership interest in each of
     Lipper & Company, L.P., Lipper & Company, L.L.C. and Prime Lipper Asset Management.

3    Abraham Biderman is Executive Vice President of Lipper & Company, L.P., the Funds' principal underwriter, Lipper & Company,
     L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and
     Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund, and a member of the Investment
     Committee of Prime Lipper Asset Management.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to
lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.



                                                  LIPPER HIGH INCOME BOND FUND(SM)
                                     DIRECTOR AND OFFICER INFORMATION (Unaudited)--(Continued)

                                                              OFFICERS

            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
STEVEN FINKEL (54)         Executive Vice          Executive Vice       Executive Vice President          --            --
101 Park Avenue            President               President since      of Lipper & Company,
New York, NY 10178                                 1995                 L.P., Lipper & Company,
                                                                        L.L.C. and their
                                                                        affiliates

LAWRENCE S. BLOCK (35)      Vice President         Vice President       General Counsel, Lipper &         --            --
101 Park Avenue                                    since 1998           Company, L.P., Lipper &
New York, NY 10178                                                      Company, L.L.C. and their
                                                                        affiliates; formerly
                                                                        Attorney, Cadwalader,
                                                                        Wickersham & Taft

KIM B. FIELDS (32)          Vice President         Vice President       Vice President for                --            --
101 Park Avenue                                    since 1998           Marketing and Product
New York, NY 10178                                                      Development, Lipper &
                                                                        Company, L.P.; Lipper &
                                                                        Company, L.L.C., Prime
                                                                        Lipper Asset Management
                                                                        and their affiliate;
                                                                        formerly Fixed income
                                                                        research analyst, Lipper
                                                                        & Company, L.P. and
                                                                        Lipper Convertibles, L.P.

DANIELLA LIPPER (27)1       Vice President         Vice President       Vice President and Fixed
101 Park Avenue                                    since May 1998       Income and Convertible
New York, NY 10178                                                      Arbitrage Analyst, Lipper
                                                                        & Company, L.P.;
                                                                        formerly Research
                                                                        Analyst, Bloomberg, L.P.;
                                                                        formerly Investment
                                                                        Banking, Bear Stearns &
                                                                        Co.

KARL O. HARTMANN (46)       Assistant Secretary    Assistant Secretary  Senior Vice President,            --            --
73 Tremont Street                                  since November       Secretary and General
Boston, MA 02108                                   1991                 Counsel of J.P. Morgan
                                                                        Investor Services Co.

ELLEN WATSON (43)           Assistant Secretary    Assistant Secretary  Supervisor of State               --            --
73 Tremont Street                                  since November       Regulation of JPMISC
Boston, MA 02108                                   1991

HELEN A. ROBICHAUD (49)     Assistant Secretary    Assistant Secretary  Vice President and                --            --
73 Tremont Street                                  since August 1994    Associate General Counsel
Boston, MA 02108                                                        of JPMISC

PATRICIA M. LEYNE (33)      Assistant Treasury     Assistant Treasurer  Vice President and Senior         --            --
73 Tremont Street                                  since August 1999    Management of JPMISC;
Boston, MA 02108                                                        formerly Assistant Vice
                                                                        President of Fund
                                                                        Administration of JPMISC;
                                                                        Assistant Treasurer of
                                                                        JPMISC; Supervisor of
                                                                        JPMISC

----------------

1    Kenneth Lipper is the father of Daniella Lipper.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to
lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.


INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND                         J.P. MORGAN
TRANSFER AGENT:                           INVESTOR SERVICES CO.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                JPMORGAN CHASE BANK

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          --------------------------------------
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          --------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          --------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center

                                          MARTIN MALTZ
                                          --------------------------------------
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          --------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:
     Premier Shares:              LHIBX
     Retail Shares:               LHIRX

For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com.

The Lipper High Income Bond Fund invests primarily in high yield bonds, which entail greater risks than investment grade bonds, such as reduced liquidity and the possibility of default. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor.

(C) 2002 Lipper & Company, Inc. All rights reserved. LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER HIGH INCOME BOND FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

The Lipper Funds(SM) and Lipper High Income Bond Fund(SM) are not affiliated with Lipper Inc., a Reuters company.

          THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                                     LIPPER U.S. EQUITY FUND(SM)




                                                                   ANNUAL REPORT
                                                               December 31, 2001

                           TABLE OF CONTENTS


Shareholder's Letter.............................................   1

Performance......................................................   3

Portfolio of Investments.........................................   4

Statement of Assets and Liabilities..............................   6

Statement of Operations..........................................   7

Statement of Changes in Net Assets...............................   8

Financial Highlights.............................................   9

Notes to Financial Statements....................................  12

Report of Independent Accountants................................  16

Director and Officer Information.................................  17

                           LIPPER U.S. EQUITY FUND(SM)
                              SHAREHOLDER'S LETTER

                                DECEMBER 31, 2001


Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper U.S. Equity Fund for the period ended December 31, 2001. The Lipper U.S. Equity Fund is one of four investment portfolios, together with the Lipper High Income Bond Fund, the Lipper Prime Europe Equity Fund and the Lipper Merger Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper U.S. Equity Fund (the "Fund") for the year ended December 31, 2001.

     2001 was a difficult year for most markets, but U.S. equity markets posted healthy gains in the fourth quarter of 2001. The large cap market, as measured by the S&P 500 Index, was up 10.69%. The Fund followed suit, with its Premier Shares generating a net return of 10.66% during the quarter. Early cycle stocks, primarily technology, led the rally as the market anticipated what it believed to be the bottom of the economic cycle and a recovery in 2002. Leading economic indicators began to show signs that better times may lie ahead, and the market reacted. Consumer sentiment, as measured by the University of Michigan's Survey, climbed three months in a row, suggesting a more confident consumer. New claims for jobless benefits, another leading indicator, declined for most of November and December, suggesting that unemployment may be peaking. Manufacturing also picked up in December. Overall, market expectations that corporate earnings may finally be turning around after a year of declines helped spark a furious rally in the fourth quarter of 2001.

     Notwithstanding the gains of the fourth quarter, equity markets suffered overall losses for the year. The S&P 500 Index generated negative returns for the second year in a row, amid a highly volatile environment. For 2001, the S&P 500 Index was down 11.89%. Similarly, the Fund experienced a loss during the year. However, on a relative basis, the Fund held its own, outperforming its benchmark index by 277 basis points. The Fund also outperformed the average return generated by the 1,222 large capitalization blend mutual funds tracked by Morningstar, Inc. by 4.56% during the year. In fact, the Fund's Premier shares ranked in the top 15% of the 1,222 large cap blend funds tracked my Morningstar for the 12-month period ended December 31, 2001.+ In addition, Lipper Inc., a Reuters company, recognized the Fund as a "Lipper Leader for Consistent Return" for the three-year period ended December 31, 2001.++

     Looking back, 2001 was negatively impacted by a decline in corporate profits and business spending, rising unemployment and falling consumer confidence. The tragic events of September 11th provided additional strain. The tragedy brought an understandable shock to the world, and markets reacted accordingly. U.S. gross domestic product shrank at a 1.3% percent pace in the third quarter as excess inventories slowed the pace of production and business investment. Corporate earnings declined 25% during the quarter. However, consumer spending and housing sales remained strong, demonstrating the surprising resilience of the American consumer. This resilience was further strengthened by attractive monetary and fiscal policy effectuated during the year. During 2001, the U.S. Federal Reserve cut the overnight lending rate eleven times, reducing the rate from 6.5% to 1.75% by year-end. In addition, a $40 billion tax cut was disseminated during the year. The Federal government expects that these benefits, combined with declining energy prices, will increase the buying power of both businesses and consumers.


     Looking forward to 2002, there is still uncertainty as to whether the economy has in fact begun to recover. While economic indicators are showing some signs of improvement, we do not expect the economy to recover overnight. Although manufacturing activity increased in December, unemployment rose to a 6-1/2 year high of 5.8%. Considering that unemployment has a significant impact on consumer spending, which represents two-thirds of the gross domestic product, we do not expect consumer spending to fuel a quick economic recovery. Similarly, we do not expect capital spending to fuel quick recovery. While inventory reductions are under way, it may take some time to reduce stockpiles enough to warrant increased production. Consequently, capital spending may remain sluggish until inventories decline further and corporate profitability improves. In fact, a Wall Street Journal Poll of 54 forecasters taken around year-end found that only two-thirds expect the economy to grow in the first quarter of 2002, while almost all expect growth in the second quarter. Given the considerable degree of uncertainty surrounding the current economic situation, we remain cautious. However, out of uncertainty arises opportunity, and we at Lipper & Company remain dedicated to seeking out the opportunities in today's marketplace. We continue to seek out attractively priced stocks with strong long-term growth potential. Specifically, the adviser will continue to focus on quality companies in defensive sectors with experienced management teams and predictable earnings streams.


     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.


                                       Sincerely,


                                       /s/ KENNETH LIPPER
                                       -----------------------------------------
                                           Kenneth Lipper
                                           Chairman of the Board,
                                           Chief Executive Officer and President

----------

* Total returns include the reinvestment of income and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Fee waivers and reimbursements have been in effect for the Fund since January 2, 1996, without which total returns would have been lower. Past performance is no guarantee of future results.

+ The Morningstar, Inc. percentile ranking is based upon total return and compares the Fund's Premier Shares with all funds in the same Morningstar category. This ranking may change monthly and compares a fund's 12-month average annual total return to the total return generated by other funds in the same Morningstar category for the same period. Fee waivers and reimbursements have been in effect for the Fund since January 2, 1996, without which total returns would have been lower. Past performance is no guarantee of future results.

++ Lipper Inc., a Reuters company, is not affiliated with Lipper & Company or Lipper U.S. Equity Fund. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 12/31/01. The ratings are subject to change every month. Twenty percent of funds analyzed are named Lipper Leaders for Consistent Return. The Fund was rated among 532 large-cap core funds for the three-year period. Lipper Leader ratings are not intended to predict future results, and Lipper Inc. does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters. All Rights Reserved.

                           LIPPER U.S. EQUITY FUND(SM)
                                   PERFORMANCE


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
                            1 YEAR              5 YEARS*        SINCE INCEPTION*
-------------------------------------------------------------------------------
Premier Shares              (9.12)%              6.10%               8.28%
 ------------------------------------------------------------------------------
Retail Shares               (9.44)%              5.83%               8.02%
 ------------------------------------------------------------------------------
Group Retirement Shares     (9.47)%              5.81%               8.02%
 ------------------------------------------------------------------------------


                  LIPPER U.S. EQUITY FUND(SM)--PREMIER SHARES*

           Growth of $10,000 invested in the Fund's Premier Shares vs.
                         Standard & Poor's 500 Index**


             12/31/01 -- Lipper U.S. Equity Fund
                 Premier Shares -- $16,114

             12/31/01 -- S & P 500 Index -- $20,470


----------

 * Past performance is no guarantee of future results. The net asset value and investment return of the Fund will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The Fund's Premier Shares were introduced on January 2, 1996 and the Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance for the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The minimum investment for Premier Shares is $1,000,000.

** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Standard & Poor's 500 Index (the "Index") for the period January 2, 1996 (commencement of the Fund's operations) through December 31, 2001. The Index is an unmanaged index comprised of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. The Index does not reflect fees or expenses required to be reflected in the Fund's returns and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to reflect the reinvestment of dividends. One cannot invest directly in the Index.

                                          LIPPER U.S. EQUITY FUND(SM)
                                           PORTFOLIO OF INVESTMENTS
                                               DECEMBER 31, 2001

                                                                                   SHARES           VALUE
                                                                                 -----------     -----------
COMMON STOCKS (94.3%)

CONSUMER DISCRETIONARY (14.7%)
  * AOL Time Warner Inc. ....................................................         20,350     $   653,235
    Applebee's International, Inc. ..........................................         14,400         492,480
  * Bed Bath & Beyond Inc. ..................................................         19,100         647,490
  * Hot Topic, Inc. .........................................................         13,300         417,487
  * Kohl's Corporation ......................................................          8,000         563,520
  * Viacom Inc., Class B ....................................................         12,700         560,705
    Wal-Mart Stores, Inc. ...................................................         10,100         581,255
                                                                                                 -----------
                                                                                                 $ 3,916,172
                                                                                                 -----------
CONSUMER STAPLES (10.3%)
    Colgate-Palmolive Company ...............................................          9,000     $   519,750
    General Mills, Inc. .....................................................          9,100         473,291
  * Safeway Inc. ............................................................         25,500       1,064,625
    The Estee Lauder Companies Inc., Class A ................................         21,700         695,702
                                                                                                 -----------
                                                                                                 $ 2,753,368
                                                                                                 -----------
ENERGY (2.1%)
    Exxon Mobil Corporation .................................................         14,500     $   569,850
                                                                                                 -----------
FINANCIALS (18.8%)
    Aflac Incorporated ......................................................         14,400     $   353,664
    Ambac Financial Group, Inc. .............................................          9,600         555,456
    Citigroup Inc. ..........................................................         15,300         772,344
    Federal Home Loan Mortgage Corporation ..................................          9,200         601,680
    Fifth Third Bancorp .....................................................          9,000         551,970
    Household International, Inc. ...........................................          6,700         388,198
    MBNA Corporation ........................................................         12,100         425,920
    MGIC Investment Corporation .............................................          3,300         203,676
  * Southwest Bancorporation of Texas, Inc. .................................         15,000         454,050
    The Bank of New York Company Inc. .......................................         13,600         554,880
    Washington Mutual, Inc. .................................................          4,550         148,785
                                                                                                 -----------
                                                                                                 $ 5,010,623
                                                                                                 -----------
HEALTHCARE (20.7%)
    Abbott Laboratories .....................................................          9,900     $   551,925
  * Amgen Inc. ..............................................................          4,500         253,980
    Cardinal Health Inc. ....................................................          6,000         387,960
  * Elan Corporation plc ADR ................................................         18,006         811,350
  * Express Scripts, Inc. ...................................................          6,700         313,292
  * Genentech Inc. ..........................................................          2,500         135,625
  * Genzyme General .........................................................          7,000         419,020
    Johnson & Johnson .......................................................         12,646         747,379
    Omnicare, Inc ...........................................................         13,500         335,880
    Pfizer Inc. .............................................................         18,300         729,255
    Pharmacia Corporation ...................................................          6,500         277,225
    United Health Group Incorporated ........................................          7,700         544,929
                                                                                                 -----------
                                                                                                 $ 5,507,820
                                                                                                 -----------


                   The accompanying notes are an integral part of the financial statements.

                                          LIPPER U.S. EQUITY FUND(SM)
                                     PORTFOLIO OF INVESTMENTS--(Continued)
                                               DECEMBER 31, 2001

                                                                                   SHARES           VALUE
                                                                                 -----------     -----------
INDUSTRIALS (13.9%)
    First Data Corporation ..................................................          8,800     $   690,360
    General Dynamics Corporation ............................................          6,300         501,732
    General Electric Company ................................................         10,000         400,800
    Paychex, Inc. ...........................................................         14,000         487,900
    Tyco International Ltd. .................................................         14,700         865,830
    United Technologies Corporation .........................................         11,600         749,708
                                                                                                 -----------
                                                                                                 $ 3,696,330
                                                                                                 -----------
INFORMATION TECHNOLOGY (9.7%)
  * Affiliated Computer Services Inc. .......................................          4,000     $   424,520
  * Cree, Inc. ..............................................................          7,700         226,842
    Electronic Data Systems Corporation .....................................         11,800         808,890
    International Business Machines Corporation .............................          5,900         713,664
  * SunGard Data Systems Inc. ...............................................         14,000         405,020
                                                                                                 -----------
                                                                                                 $ 2,578,936
                                                                                                 -----------
TELE-COMMUNICATIONS SERVICES (0.7%)
    SBC Communications Inc. .................................................          4,500     $   176,265
                                                                                                 -----------
UTILITIES (3.4%)
    Dominion Resources, Inc. ................................................          6,100     $   366,610
    Duke Energy Corporation .................................................         13,500         530,010
                                                                                                 -----------
                                                                                                 $   896,620
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $23,687,165) ......................................                    $25,105,984
                                                                                                 -----------


                                                                                 FACE AMOUNT
                                                                                 -----------
SHORT-TERM INVESTMENTS (5.9%)
  + J.P.  Morgan Securities,  Inc., 1.45%, dated 12/31/01, due 1/02/02 ......     $1,576,000     $ 1,576,000



                                                                                    SHARES
                                                                                 -----------
    Vista Prime Money Market ................................................            820             820
                                                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,576,820) ..............................                    $ 1,576,820
                                                                                                 -----------
TOTAL INVESTMENTS (100.2%) (COST $25,263,985) ...............................                    $26,682,804
OTHER ASSETS AND LIABILITIES (-0.2%) ........................................                        (43,783)
                                                                                                 -----------
NET ASSETS (100.0%) .........................................................                    $26,639,021
                                                                                                 ===========
----------

ADR--American Depositary Receipt.

*  Non-income producing security.

+  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities.


                   The accompanying notes are an integral part of the financial statements.


                                       LIPPER U.S. EQUITY FUND(SM)
                                   STATEMENT OF ASSETS AND LIABILITIES
                                            DECEMBER 31, 2001

ASSETS:
  Investments, at value (Cost $25,263,985) ..............................................     $26,682,804
  Dividends Receivable ..................................................................           9,887
  Receivable for Fund Shares Sold .......................................................           1,796
  Interest Receivable ...................................................................              65
  Prepaid Assets ........................................................................             515
                                                                                              -----------
    TOTAL ASSETS ........................................................................     $26,695,067
                                                                                              -----------
LIABILITIES:
  Bank Overdraft Payable ................................................................     $        80
  Shareholder Servicing Fee Payable--Group Retirement Plan Shares .......................          20,798
  Administrative Fee Payable ............................................................           7,011
  Professional Fees Payable .............................................................           6,697
  Investment Advisory Fee Payable .......................................................           5,887
  Directors' Fees Payable ...............................................................           2,586
  Custodian Fees Payable ................................................................           1,539
  Other Liabilities .....................................................................          11,448
                                                                                              -----------
    TOTAL LIABILITIES ...................................................................     $    56,046
                                                                                              -----------
NET ASSETS ..............................................................................     $26,639,021
                                                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in Capital .......................................................................     $29,349,296
  Undistributed Net Investment Income ...................................................           2,026
  Accumulated Net Realized Loss .........................................................      (4,131,120)
  Unrealized Appreciation on Investments ................................................       1,418,819
                                                                                              -----------
                                                                                              $26,639,021
                                                                                              ===========
PREMIER SHARES:
  Net Assets ............................................................................     $21,498,088
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) ............       2,138,021
  Net Asset Value, Offering and Redemption Price Per Share ..............................     $     10.06
                                                                                              ===========
RETAIL SHARES:
  Net Assets ............................................................................     $   803,961
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) ............          80,565
  Net Asset Value, Offering and Redemption Price Per Share ..............................     $      9.98
                                                                                              ===========
GROUP RETIREMENT PLAN SHARES:
  Net Assets ............................................................................     $ 4,336,972
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) ............         436,125
  Net Asset Value, Offering and Redemption Price Per Share ..............................     $      9.94
                                                                                              ===========


                 The accompanying notes are an integral part of the financial statements.

                                    LIPPER U.S. EQUITY FUND(SM)
                                      STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends ......................................................                      $   207,158
  Interest .......................................................                          110,147
                                                                                        -----------
    TOTAL INCOME .................................................                      $   317,305
                                                                                        -----------
EXPENSES:
  Investment Advisory Fee
    Basic Fee ....................................................     $ 218,481
    Less: Fee Waived .............................................      (105,434)       $   113,047
                                                                       ---------
  Administrative Fee .............................................                           79,657
  Registration and Filing Fees ...................................                           25,693
  Shareholder Reporting Fees .....................................                           21,884
  Professional Fees ..............................................                           16,472
  Custodian Fees .................................................                           12,299
  Shareholder Servicing Fee--Group Retirement Plan Shares ........                           10,684
  Directors' Fees ................................................                            5,147
  Distribution Fee--Retail Shares ................................                            1,795
  Other Expenses .................................................                            7,177
                                                                                        -----------
    TOTAL EXPENSES ...............................................                      $   293,855
                                                                                        -----------
        NET INVESTMENT INCOME ....................................                      $    23,450
                                                                                        -----------
NET REALIZED LOSS FROM:
  Investments Sold ...............................................                      $(3,717,503)
                                                                                        -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments ....................................................                      $ 1,118,714
                                                                                        -----------
TOTAL NET REALIZED LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ......................................                      $(2,598,789)
                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                      $(2,575,339)
                                                                                        ===========


              The accompanying notes are an integral part of the financial statements.


                                          LIPPER U.S. EQUITY FUND(SM)
                                      STATEMENT OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31, 2001  DECEMBER 31, 2000
                                                                           -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Income (Loss) ...........................................    $    23,450      $    (77,103)
  Net Realized Gain (Loss) ...............................................     (3,717,503)        2,846,547
  Net Change in Unrealized Appreciation/Depreciation .....................      1,118,714        (2,352,620)
                                                                              -----------      ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS .......................................................    $(2,575,339)     $    416,824
                                                                              -----------      ------------
DISTRIBUTIONS:
  PREMIER SHARES:
    From Net Investment Income ...........................................    $   (21,426)     $       --
    From Net Realized Gains ..............................................           --          (2,407,775)
    In Excess of Net Realized Gains ......................................           --            (323,471)
  RETAIL SHARES:
    From Net Realized Gains ..............................................           --            (122,277)
    In Excess of Net Realized Gains ......................................           --             (16,427)
  GROUP RETIREMENT PLAN SHARES:
    From Net Realized Gains ..............................................           --            (534,670)
    In Excess of Net Realized Gains ......................................           --             (71,830)
                                                                              -----------      ------------
      TOTAL DISTRIBUTIONS ................................................    $   (21,426)     $ (3,476,450)
                                                                              -----------      ------------
CAPITAL SHARE TRANSACTIONS:
  PREMIER SHARES:
    Issued--Regular ......................................................    $ 5,465,130      $ 10,415,329
          --Distributions Reinvested .....................................         21,426         2,731,246
    Redeemed .............................................................     (1,179,000)      (10,941,021)
                                                                              -----------      ------------
      Net Increase in Premier Shares Transactions ........................    $ 4,307,556      $  2,205,554
                                                                              -----------      ------------
  RETAIL SHARES:
    Issued--Regular ......................................................    $   278,590      $    596,211
          --Distributions Reinvested .....................................           --             138,704
    Redeemed .............................................................       (384,070)         (146,568)
                                                                              -----------      ------------
      Net Increase (Decrease) in Retail Shares Transactions ..............    $  (105,480)     $    588,347
                                                                              -----------      ------------
  GROUP RETIREMENT PLAN SHARES:
    Issued--Regular ......................................................    $   796,602      $    862,928
          --Distributions Reinvested .....................................           --             606,500
    Redeemed .............................................................       (328,532)         (366,151)
                                                                              -----------      ------------
      Net Increase in Group Retirement Plan Shares Transactions ..........    $   468,070      $  1,103,277
                                                                              -----------      ------------
      NET INCREASE IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS ...............................................    $ 4,670,146      $  3,897,178
                                                                              -----------      ------------
TOTAL INCREASE ...........................................................    $ 2,073,381      $    837,552
NET ASSETS:
  Beginning of Period ....................................................     24,565,640        23,728,088
                                                                              -----------      ------------
  End of Period (A) ......................................................    $26,639,021      $ 24,565,640
                                                                              ===========      ============
                                                                                               ------------
-------------

(A) Includes undistributed/(accumulated) net investment income (loss) ....    $     2,026      $     (7,541)
                                                                              ===========      ============


                   The accompanying notes are an integral part of the financial statements.

                                            LIPPER U.S. EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                                   PREMIER SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         2001         2000         1999         1998         1997
                                                        FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $ 11.08      $ 12.70      $ 12.62      $ 12.04      $ 11.38
                                                        -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) * ...................       0.01        (0.03)       (0.03)        0.13         0.16
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................      (1.02)        0.21         1.25         1.26         1.96
                                                        -------      -------      -------      -------      -------
      Total From Investment Operations .............      (1.01)        0.18         1.22         1.39         2.12
                                                        -------      -------      -------      -------      -------
DISTRIBUTIONS:
  Net Investment Income ............................      (0.01)        --           --          (0.14)       (0.16)
  In Excess of Net Investment Income ...............        --          --           --           --  +        --
  Net Realized Gain ................................        --         (1.59)       (1.14)       (0.67)       (1.30)
  In Excess of Net Realized Gain ...................        --         (0.21)        --           --           --
                                                        -------      -------      -------      -------      -------
      Total Distributions ..........................      (0.01)       (1.80)       (1.14)       (0.81)       (1.46)
                                                        -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD .....................    $ 10.06      $ 11.08      $ 12.70      $ 12.62      $ 12.04
                                                        =======      =======      =======      =======      =======
TOTAL RETURN # .....................................      (9.12)%       1.34%       10.25%       11.35%       18.96%
                                                        =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ................    $21,498      $19,317      $19,426      $22,088      $14,203
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...............      1.10%        1.10%        1.10%        1.10%        1.10%
      Net Investment Income (Loss)
        to Average Net Assets ......................      0.14%       (0.23)%      (0.22)%       1.07%        1.24%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...............      1.50%        1.63%        1.51%        1.51%        1.76%
      Net Investment Income (Loss)
        to Average Net Assets ......................     (0.26)%      (0.76)%      (0.63)%       0.66%        0.58%
  Portfolio Turnover Rate ..........................       170%         347%         123%         204%         145%

--------------

* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:


                                                 WAIVER/REIMBURSEMENT
        FISCAL YEAR                                  (PER SHARE)
        -----------                              --------------------
        2001 ..................................         $0.04
        2000 ..................................         $0.06
        1999 ..................................         $0.06
        1998 ..................................         $0.05
        1997 ..................................         $0.08

+  Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.


    The accompanying notes are an integral part of the financial statements.

                                            LIPPER U.S. EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                                   RETAIL SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         2001         2000         1999         1998         1997
                                                        FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD................    $11.02       $12.67       $12.62       $12.03       $11.38
                                                        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)* ....................     (0.01)       (0.05)       (0.14)        0.11         0.13
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................     (1.03)        0.20         1.33         1.26         1.95
                                                        ------       ------       ------       ------       ------
    Total From Investment Operations ...............     (1.04)        0.15         1.19         1.37         2.08
                                                        ------       ------       ------       ------       ------
DISTRIBUTIONS:
  Net Investment Income ............................       --           --           --         (0.11)       (0.13)
  In Excess of Net Investment Income ...............       --           --           --           -- +         --
  Net Realized Gain ................................       --         (1.59)       (1.14)       (0.67)       (1.30)
  In Excess of Net Realized Gain ...................       --         (0.21)         --           --           --
                                                        ------       ------       ------       ------       ------
    Total Distributions ............................       --         (1.80)       (1.14)       (0.78)       (1.43)
                                                        ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .....................    $ 9.98       $11.02       $12.67       $12.62       $12.03
                                                        ======       ======       ======       ======       ======
TOTAL RETURN # .....................................     (9.44)%       1.12%       10.01%       11.15%       18.58%
                                                        ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ................    $  804       $  974       $  565       $ 1,308      $  899
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...............      1.35%        1.35%        1.35%         1.35%       1.35%
      Net Investment Income (Loss)
        to Average Net Assets ......................     (0.12)%      (0.49)%      (0.58)%        0.80%       0.96%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...............      1.77%        1.88%        1.76%         1.76%       2.01%
      Net Investment Income (Loss)
        to Average Net Assets ......................     (0.54)%      (1.02)%      (1.12)%        0.39%       0.30%
  Portfolio Turnover Rate ..........................       170%         347%         123%          204%        145%

--------------

*  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:


                                                 WAIVER/REIMBURSEMENT
        FISCAL YEAR                                  (PER SHARE)
        -----------                              --------------------
        2001 ..................................         $0.04
        2000 ..................................         $0.06
        1999 ..................................         $0.10
        1998 ..................................         $0.06
        1997 ..................................         $0.09

+  Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.


    The accompanying notes are an integral part of the financial statements.

                                            LIPPER U.S. EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                              GROUP RETIREMENT SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         2001         2000         1999         1998         1997
                                                        FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $10.98       $12.63       $12.59       $12.01       $11.38
                                                        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) * ..................      (0.01)       (0.05)       (0.06)        0.09         0.08
  Net Realized and Unrealized Gain (Loss)
    on Investments ................................      (1.03)        0.20         1.24         1.28         2.00
                                                        ------       ------       ------       ------       ------
      Total From Investment Operations ............      (1.04)        0.15         1.18         1.37         2.08
                                                        ------       ------       ------       ------       ------
DISTRIBUTIONS:
  Net Investment Income ...........................       --           --            --         (0.12)       (0.15)
  In Excess of Net Investment Income ..............       --           --            --           -- +         --
  Net Realized Gain ...............................                   (1.59)       (1.14)       (0.67)       (1.30)
  In Excess of Net Realized Gain ..................       --          (0.21)         --           --           --
                                                        ------       ------       ------       ------       ------
      Total Distributions .........................       --          (1.80)       (1.14)       (0.79)       (1.45)
                                                        ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ....................     $ 9.94       $10.98       $12.63       $12.59       $12.01
                                                        ======       ======       ======       ======       ======
TOTAL RETURN # ....................................      (9.47)%       1.12%        9.96%       11.16%       18.55%
                                                        ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ...............     $4,337       $4,274       $3,737       $3,510       $1,887
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ..............       1.35%        1.35%        1.35%        1.35%       1.35%
      Net Investment Income (Loss)
        to Average Net Assets .....................      (0.10)%      (0.48)%      (0.76)%       0.87%       0.89%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ..............       1.76%        1.88%        1.76%        1.76%       2.01%
      Net Investment Income (Loss)
        to Average Net Assets .....................      (0.51)%      (1.01)%      (1.12)%       0.46%       0.25%
  Portfolio Turnover Rate .........................        170%         347%         123%         204%        145%

----------------

*  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:


                                                 WAIVER/REIMBURSEMENT
        PERIOD                                        (PER SHARE)
        ------                                   --------------------
        2001 ..................................         $0.04
        2000 ..................................         $0.06
        1999 ..................................         $0.05
        1998 ..................................         $0.04
        1997 ..................................         $0.06

+  Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.


    The accompanying notes are an integral part of the financial statements.

                           LIPPER U.S. EQUITY FUND(SM)
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2001, the Company was comprised of three diversified portfolios (the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund) and one non-diversified portfolio (the Lipper Merger Fund). These financial statements pertain to the Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     The Fund seeks capital appreciation by investing primarily in a diversified portfolio of large capitalization U.S. equity securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     For the year ended December 31, 2001, the Fund had incurred a capital loss carryforward of approximately $4,032,669 which will expire on December 31, 2009.

     At December 31, 2001, the tax components of capital were:



                                                    NET TAX       UNDISTRIBUTED
TAX COST OF                                      APPRECIATION       ORDINARY       ACCUMULATED
INVESTMENTS   APPRECIATION    (DEPRECIATION)    OF INVESTMENTS       INCOME       CAPITAL LOSSES
-----------   ------------    --------------    --------------    ------------    --------------
$25,362,436    $2,028,673       $(708,305)        $1,320,368         $2,026        $(4,032,669)



     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                           LIPPER U.S. EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)


     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     5. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                     GROUP RETIREMENT
        PREMIER SHARES         RETAIL SHARES           PLAN SHARES
        --------------         -------------         ----------------
             1.10%                 1.35%                  1.35%

                           LIPPER U.S. EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)


C. ADMINISTRATIVE AND CUSTODIAL SERVICES: J.P. Morgan Investor Services Co., a wholly owned subsidiary of JPMorgan Chase Bank (formerly The Chase Manhattan
Bank), serves as the Company's administrator (the "Administrator") pursuant to a Mutual Funds Service Agreement. Under the Mutual Funds Service Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, JPMorgan Chase Bank also serves as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services, which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: For the year ended December 31, 2001, the Company paid each Director who was not a director, officer or employee of the Adviser or any of its affiliates, a fee of $13,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the year ended December 31, 2001, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:


                    PURCHASES             SALES
                   -----------        -----------
                   $44,507,706        $38,015,932

     There were no purchases or sales of long-term U.S. Government securities.

G. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                               YEAR ENDED         YEAR ENDED
                                           DECEMBER 31, 2001   DECEMBER 31, 2000
                                           -----------------   -----------------
PREMIER SHARES:
  Issued--Regular.........................       510,108            767,465
          Distributions Reinvested........         2,121            242,612
  Redeemed................................     (117,418)          (796,477)
                                               ---------          ---------
      Net Increase........................       394,811            213,600
                                               ---------          ---------
RETAIL SHARES:
  Issued--Regular.........................        29,119             42,508
          Distributions Reinvested........            --             12,394
  Redeemed................................      (37,001)           (11,073)
                                               ---------          ---------
      Net Increase (Decrease).............       (7,882)             43,829
                                               ---------          ---------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular.........................        79,911             66,784
          Distributions Reinvested........            --             54,426
  Redeemed................................      (33,162)           (27,760)
                                               ---------          ---------
      Net Increase........................        46,749             93,450
                                               ---------          ---------

                           LIPPER U.S. EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)


H. OTHER: At December 31, 2001, there were five shareholders who owned greater than 5% of the Fund's net assets. Such holdings aggregated 56.01% of the Fund's net assets.

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

     The Company has a $20 million line of credit with JPMorgan Chase Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit. This line of credit expired on February 4, 2002. Effective February 4, 2002, the Company has entered into an uncommitted line of credit with Custodial Trust Company, whereby it may borrow up to the maximum amount that it is permitted under the Investment Company Act of 1940.

     SUBSEQUENT EVENT: On January 30, 2002, the Board of Directors approved the discontinuation of the Group Retirement Plan class of Shares in issue effective February 28, 2002. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares or Retail Shares, as applicable.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles general accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 25, 2002


                                                     LIPPER U.S. EQUITY FUND(SM)
                                            DIRECTOR AND OFFICER INFORMATION (Unaudited)

                                                        INTERESTED DIRECTORS
            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
KENNETH E. LIPPER (60)1,2  Director, Chairman      Director, Chairman   Chairman, Chief Executive         4       Director, CNH
101 Park Avenue            of the Board, Chief     of the Board, Chief  Officer and President of
New York, NY 10178         Executive Officer       Executive Officer    Lipper & Company, L.P.
                           and President           and President since  and its affiliates;
                                                   1995                 Managing Member, Chief
                                                                        Executive Officer and
                                                                        President of Lipper &
                                                                        Company, L.L.C.;
                                                                        Co-Chairman of Prime
                                                                        Lipper Asset Management

ABRAHAM BIDERMAN (53)3     Director, Executive     Director, Executive  Executive Vice President          4       Director, mPhase
101 Park Avenue            Vice President,         Vice President,      of Lipper & Company,                      Technologies, Inc.
New York, NY 10178         Treasurer and           Treasurer and        L.P., Lipper & Company,
                           Secretary               Secretary since      L.L.C. and their
                                                   1995                 affiliates; Executive Vice
                                                                        President and Member of
                                                                        the Investment Committee
                                                                        of Prime Lipper Asset
                                                                        Management


                                                       INDEPENDENT DIRECTORS

            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
STANLEY BREZENOFF (64)     Director                Director since 1995  Chief Executive Officer           4              --
510 E. 23rd Street                                                      and President of
New York, NY 10010                                                      Maimonides Medical Center

MARTIN MALTZ (61)          Director                Director since 1995  Principal Scientist,              4              --
25 Dunrovin Lane                                                        Xerox Corporation
Rochester, NY 14618

IRWIN E. RUSSELL (76)      Director                Director since 1995  Attorney, Law Offices of          4              --
9401 Wilshire Blvd.                                                     Irwin E. Russell
Suite 780
Beverly Hills, CA 90212

-----------------

*    Each Director serves an indefinite term, until his or her successor is elected.

1    Kenneth Lipper is the father of Daniella Lipper.

2    Kenneth Lipper is deemed to be an "interested" director of the Fund for purposes of the Investment Company Act of 1940. Mr.
     Lipper is the Chairman, Chief Executive Officer and President of Lipper & Company, L.P., the Funds' principal underwriter,
     Managing Member, Chief Executive Officer and President of Lipper & Company, L.L.C., the investment adviser to the Lipper U.S.
     Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Co-Chairman of Prime Lipper Asset Management, the
     investment adviser to the Lipper Prime Europe Equity Fund. Mr. Lipper also has a controlling ownership interest in each of
     Lipper & Company, L.P., Lipper & Company, L.L.C. and Prime Lipper Asset Management.

3    Abraham Biderman is Executive Vice President of Lipper & Company, L.P., the Funds' principal underwriter, Lipper & Company,
     L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and
     Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund, and a member of the Investment
     Committee of Prime Lipper Asset Management.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to
lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.



                                                     LIPPER U.S. EQUITY FUND(SM)
                                     DIRECTOR AND OFFICER INFORMATION (Unaudited)--(Continued)

                                                              OFFICERS

            (1)                     (2)                    (3)                   (4)                    (5)               (6)
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND
                                                   TERM OF OFFICE AND                                 COMPLEX          OTHER
 NAME, AGE AND ADDRESS OF  POSITION(S) HELD WITH     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY   DIRECTORSHIPS HELD
         DIRECTOR               REGISTRANT              SERVED*           DURING PAST 5 YEARS         DIRECTOR       BY DIRECTOR
-------------------------  ---------------------   -------------------  -------------------------  -------------  ------------------
STEVEN FINKEL (54)         Executive Vice          Executive Vice       Executive Vice President          --            --
101 Park Avenue            President               President since      of Lipper & Company,
New York, NY 10178                                 1995                 L.P., Lipper & Company,
                                                                        L.L.C. and their
                                                                        affiliates

LAWRENCE S. BLOCK (35)      Vice President         Vice President       General Counsel, Lipper &         --            --
101 Park Avenue                                    since 1998           Company, L.P., Lipper &
New York, NY 10178                                                      Company, L.L.C. and their
                                                                        affiliates; formerly
                                                                        Attorney, Cadwalader,
                                                                        Wickersham & Taft

KIM B. FIELDS (32)          Vice President         Vice President       Vice President for                --            --
101 Park Avenue                                    since 1998           Marketing and Product
New York, NY 10178                                                      Development, Lipper &
                                                                        Company, L.P.; Lipper &
                                                                        Company, L.L.C., Prime
                                                                        Lipper Asset Management
                                                                        and their affiliate;
                                                                        formerly Fixed income
                                                                        research analyst, Lipper
                                                                        & Company, L.P. and
                                                                        Lipper Convertibles, L.P.

DANIELLA LIPPER (27)1       Vice President         Vice President       Vice President and Fixed
101 Park Avenue                                    since May 1998       Income and Convertible
New York, NY 10178                                                      Arbitrage Analyst, Lipper
                                                                        & Company, L.P.;
                                                                        formerly Research
                                                                        Analyst, Bloomberg, L.P.;
                                                                        formerly Investment
                                                                        Banking, Bear Stearns &
                                                                        Co.

KARL O. HARTMANN (46)       Assistant Secretary    Assistant Secretary  Senior Vice President,            --            --
73 Tremont Street                                  since November       Secretary and General
Boston, MA 02108                                   1991                 Counsel of J.P. Morgan
                                                                        Investor Services Co.

ELLEN WATSON (43)           Assistant Secretary    Assistant Secretary  Supervisor of State               --            --
73 Tremont Street                                  since November       Regulation of JPMISC
Boston, MA 02108                                   1991

HELEN A. ROBICHAUD (49)     Assistant Secretary    Assistant Secretary  Vice President and                --            --
73 Tremont Street                                  since August 1994    Associate General Counsel
Boston, MA 02108                                                        of JPMISC

PATRICIA M. LEYNE (33)      Assistant Treasury     Assistant Treasurer  Vice President and Senior         --            --
73 Tremont Street                                  since August 1999    Management of JPMISC;
Boston, MA 02108                                                        formerly Assistant Vice
                                                                        President of Fund
                                                                        Administration of JPMISC;
                                                                        Assistant Treasurer of
                                                                        JPMISC; Supervisor of
                                                                        JPMISC

----------------

1    Kenneth Lipper is the father of Daniella Lipper.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to
lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.


INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND                         J.P. MORGAN
TRANSFER AGENT:                           INVESTOR SERVICES CO.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                JPMORGAN CHASE BANK

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          --------------------------------------
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          --------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          --------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center

                                          MARTIN MALTZ
                                          --------------------------------------
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          --------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:
     Premier Shares:              LUEPX
     Retail Shares:               LUERX

For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor.

(C) 2002 Lipper & Company, Inc. All rights reserved.
LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER U.S. EQUITY FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referred herein are trademarks, service marks or trade names of Lipper & Company, Inc.

The Lipper Funds(SM) and Lipper U.S. Equity Fund(SM) are not affiliated with Lipper Inc., a Reuters company.

              THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                         LIPPER PRIME EUROPE EQUITY FUND(SM)


                                                               ANNUAL REPORT
                                                           December 31, 2001

                               TABLE OF CONTENTS

Shareholder's Letter ......................................................    1

Performance ...............................................................    3

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    8

Statement of Operations ...................................................    9

Statement of Changes in Net Assets ........................................   10

Financial Highlights ......................................................   11

Notes to Financial Statements .............................................   14

Report of Independent Accountants .........................................   18

Federal Income Tax Information ............................................   18

Director and Officer Information ..........................................   19

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                              SHAREHOLDER'S LETTER

                               DECEMBER 31, 2001


Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper Prime Europe Equity Fund for the year ended December 31, 2001. The Lipper Prime Europe Equity Fund is one of four investment portfolios, together with the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Merger Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper Prime Europe Equity Fund (the "Fund") for the year ended December 31, 2001.

     2001 was an extremely challenging year for global equity markets, and European equity markets were no exception. Prior to September 11th, the European equity markets declined in response to global economic concerns and deteriorating corporate profitability. With the U.S. economy falling into a recession, the Japanese economy sliding into its third recession in a decade and the 12-nation euro zone expanding at a slower pace than previously expected, the European equity markets continued to decline. Although the 12-nation euro zone had a healthier macro economic outlook than the United States during the year, the European equity markets continued to move downward in tandem with the U.S. equity markets. Further, whereas the U.S. financial markets were buoyed by eleven interest rate cuts by the Federal Reserve, the 12-nation euro zone markets did not benefit from the same monetary stimuli during 2001. Constrained by inflationary fears, the European Central Bank was much slower to cut rates in response to slowing global economic conditions. During the year, the ECB cut rates only four times, trimming its key rate 1.5 percent to 3.25 percent. This activity dramatically lagged both the Federal Reserve, which slashed its overnight rate 4.75 percent to a 40-year low of 1.75 percent, and the Bank of England, which cut its rate seven times to a 37-year low of 4.0 percent. Consequently, the 12-nation euro zone was less equipped to fight off the global economic slowdown.

     Gross domestic product in the euro zone grew by 0.1 percent in the third quarter of 2001 and is expected to be flat or to have contracted slightly in the fourth quarter. With limited growth and declining energy prices, the annual European inflation rate fell to 2 percent in December, its lowest level in 19 months. The European Central Bank's mandate has been to keep the inflation rate below 2 percent. The Bank has defined a range of 2 percent to 2.5 percent as a growth rate that can be sustained without boosting inflation. Given that the ECB met its limit in December, it may now have more flexibility to add to last year's four interest rate cuts. Although the European economy is beginning to show signs of economic improvement, indicators remain mixed, supporting an additional rate cut. Obviously, this would bode well for the European economy, reducing borrowing costs and bolstering both corporate and consumer spending.

     In November, manufacturing orders in Germany, Europe's largest economy, rose for the first time in three months, and German business confidence rose for the first time in four months. In December, confidence among executives and consumers throughout Europe rose for the first time in a year. As a result, ECB president Wim Duisenberg stated on January 3rd that he is "pretty confident" the economy in the dozen countries that use the euro will accelerate in 2002. Similarly, Bank of England Governor Sir Edward George is also predicting a recovery in 2002. Although 2001 was an extremely difficult year, we expect the European economy to improve in 2002. As the United States continues to show signs of economic recovery, we expect the European economy to follow suit. Considering that the European economy, particularly Germany, is dependent on the U.S. (U.S. companies purchase about one-fifth of Europe's exports and are the biggest foreign investor in the region), we expect a U.S. turnaround to aid a recovery in Europe. Overall, we expect economic improvement in both the United States and Europe in 2002.

     Following the tragic events of September 11, 2001, the U.S. and European equity markets weathered significant declines. However, by the end of September, the markets recovered some of their previous losses and continued to trend upward during the fourth quarter. The Fund's Premier Shares had a similar experience, generating a net return of 6.21% in the fourth quarter. For the year, however, the Fund's Premier Shares were down 23.67%. This loss reflects the market's aversion to equities in general and growth companies in particular. As the European economy improves and investors regain their confidence in the European equity markets, we expect performance to improve dramatically. The Fund is well positioned in solid blue chip companies poised to benefit from a global economic recovery. Further, we expect the Euro to appreciate over time, boosting the Fund's performance. Considering that euro notes and coins were introduced throughout Europe on January 1 without disruptions, we are optimistic that the currency will become an integral part of the global monetary system over time, boosting its value in the global marketplace.

     Looking forward, the global economy and the financial markets are likely to experience a challenging couple of months due to continued uncertainty regarding the timing of an economic recovery. Signs of a recovery are mounting. However, economic indicators remain mixed. Recent unemployment numbers were weak in both the United States and Europe, creating a real impediment to a consumer-led recovery. Although the December decline in European inflation is likely to offset some of the negative effect of job losses on real disposable income, we do not expect European consumer spending to drive a quick economic recovery. On a positive note, the numerous interest rate cuts performed by the Federal Reserve, Bank of England and European Central Bank in 2001 are expected to improve corporate profitability in 2002, allowing for increased capital spending and economic growth. Given the low inflation environment in Europe, the ECB may cut interest rates further in 2002. Additional monetary stimuli would bode well for a European recovery.

     From a growth and value standpoint, the European market is clearly more attractive than the United States. According to Morgan Stanley Research Estimates (as of December 19, 2001), gross domestic product is expected to grow 1.5% in Europe during 2001 and 0.9% in 2002. These numbers compare favorably with United States estimates, where gross domestic product is expected to grow 1.0% in 2001 and 0.6% in 2002. The expected earnings per share growth rate for 2001 is -9.9% for Europe versus -18.0% for the United States. Notwithstanding the fact that Europe is expected to decline less than the United States in 2001, the expected P/E ratio for 2001 is 19.0 for Europe versus 35.7 for the United States. The expected P/E ratio for 2002 is 20.0 for Europe versus 32.8 for the United States. Overall, Europe offers stronger growth prospects at a more reasonable price.

     Cautious optimism has crept into the financial markets as equity markets continue to inch upward. Although the earnings outlook is still uncertain, out of uncertainty arises opportunity, and we at Lipper & Company remain dedicated to seeking out the opportunities in today's marketplace. Since the September 11th attack, the Fund's portfolio manager has made some adjustments to reduce the risk profile of the portfolio, reducing the number of consumer cyclical holdings and increasing the number of consumer defensive holdings. Current stock valuations compare favorably with historical levels, so we continue to seek out attractively priced stocks with strong long-term growth potential. Considering that the European market is cheaper than the U.S. market from a value standpoint and a recovery is expected in 2002, we encourage investors to sit tight and focus on the strong long-term growth prospects that Europe has to offer.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.

                                                 Sincerely,

                                                 [SIGNATURE GRAPHIC OMITTED]
                                                 KENNETH LIPPER

                                                 Kenneth Lipper
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President

------------

* Total returns include the reinvestment of income, dividends and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Past performance is no guarantee of future results.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                  PERFORMANCE

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                          1 YEAR    5 YEARS*    SINCE INCEPTION*
--------------------------------------------------------------------------------
Premier Shares                           (23.67)%     3.97%           7.64%
--------------------------------------------------------------------------------
Retail Shares                            (23.79)%     3.74%           7.52%
--------------------------------------------------------------------------------
Group Retirement Shares                  (23.83)%     3.74%           7.51%
--------------------------------------------------------------------------------

               LIPPER PRIME EUROPE EQUITY FUND(SM)--PREMIER SHARES*

          Growth of $10,000 Invested in the Fund's Premier Shares vs.
                             MSCI Europe 15 Index**

             12/31/01 -- Lipper Prime Europe Equity Fund
                 Premier Shares -- $22,808

             12/31/01 -- MSCI Europe 15 Index
                             -- $24,930


* Past performance is no guarantee of future results. The net asset value and investment return of the Fund will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund during 1996, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. European investments involve currency and other risks, which may also include political and market risks. The minimum investment for Premier Shares is $1,000,000.

     The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Morgan Stanley Capital International Europe 15 Index (the "Index") for the period January 13, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 2001. The Index is an unmanaged index comprised of stocks from fifteen Western European countries. The Index does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in the Index.

                       LIPPER PRIME EUROPE EQUITY FUND(SM)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

                                                           SHARES       VALUE
                                                          -------     ----------
COMMON STOCKS AND PREFERRED STOCKS (94.4%)
BELGIUM (1.5%)
    Dexia ........................................         73,000     $1,049,738
                                                                      ----------
FINLAND (2.9%)
    Nokia Oyj ....................................         78,820     $2,032,453
                                                                      ----------
FRANCE (13.3%)
    Axa ..........................................         60,000     $1,253,862
    Bouygues Offshore ............................         29,200      1,041,288
    Carrefour S.A ................................         24,500      1,273,985
    Dassault Systemes S.A ........................          7,000        336,572
    GrandVision ..................................         56,000        760,402
    Hermes International .........................          5,480        844,135
    Technip-Coflexip S.A .........................          7,000        934,921
    Total Fina Elf S.A ...........................         19,520      2,787,851
                                                                      ----------
                                                                      $9,233,016
                                                                      ----------
GERMANY (10.2%)
    Allianz AG ...................................          6,500     $1,536,609
    Deutsche Telekom AG ..........................         50,000        863,688
    E.On AG ......................................         22,000      1,143,987
    Porsche AG Preferred .........................          2,700      1,031,351
    Preussag AG ..................................         32,000        786,402
    Wella AG Preferred ...........................         33,300      1,681,174
                                                                      ----------
                                                                      $7,043,211
                                                                      ----------
IRELAND (1.4%)
  * Bank of Ireland ..............................         47,000     $  436,065
  * CRH plc ......................................         31,250        549,544
                                                                      ----------
                                                                      $  985,609
                                                                      ----------
ITALY (7.3%)
    Alleanza Assicurazioni S.p.A .................         56,900     $  625,698
    ENI S.p.A ....................................        127,095      1,593,370
    Gewiss S.p.A .................................        160,000        507,172
    Saipem S.p.A .................................        130,000        636,636
    Telecom Italia Mobile S.p.A ..................        211,080      1,178,420
    Tod's S.p.A ..................................         12,000        491,501
                                                                      ----------
                                                                      $5,032,797
                                                                      ----------
NETHERLANDS (7.7%)
  * ING Groep N.V ................................         60,500     $1,542,815
  * Koninklijke Ahold N.V ........................         50,500      1,469,464
  * TPG N.V ......................................         64,000      1,384,751
  * VNU N.V ......................................         31,000        952,559
                                                                      ----------
                                                                      $5,349,589
                                                                      ----------
PORTUGAL (1.0%)
  * Portugal Telecom SGPS S.A ....................         89,000     $  693,399
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND(SM)
                        PORTFOLIO OF INVESTMENTS--(Continued)
                                  DECEMBER 31, 2001


                                                                SHARES      VALUE
                                                               -------   ------------
SPAIN (4.5%)
  * Banco Bilbao Vizcaya Argentaria S.A ................        49,700   $   615,115
  * Banco Santander Central Hispano S.A ................        70,000       586,507
  * Endesa S.A .........................................        40,000       625,774
    Indra Sistemas S.A .................................        17,000       144,102
  * Telefonica S.A .....................................        73,060       977,742
  * Zeltia S.A .........................................        21,500       167,315
                                                                         -----------
                                                                         $ 3,116,555
                                                                         -----------
SWEDEN (0.8%)
    Skandia Forsakrings AB .............................        74,000   $   536,145
                                                                         -----------
SWITZERLAND (10.7%)
    Disetronic Holding AG ..............................           594   $   493,360
    Julius Baer Holding, Class B .......................         1,400       472,204
  * Logitech International S.A .........................        28,000     1,024,514
    Nestle S.A .........................................         8,000     1,705,716
    Novartis AG, Bearer Registered .....................        54,000     1,951,454
    Roche Holding AG, DRC ..............................        18,000     1,284,707
    Tecan Group AG .....................................         7,000       463,772
                                                                         -----------
                                                                         $ 7,395,727
                                                                         -----------
UNITED KINGDOM (33.1%)
  * AstraZeneca plc ....................................        36,000   $ 1,623,170
  * Cadbury Schweppes plc ..............................       253,278     1,614,550
  * Expro International Group plc ......................       205,000     1,173,282
  * Galen Holdings plc .................................       120,000     1,205,065
  * GlaxoSmithKline plc ................................       124,040     3,110,478
  * Lloyds TSB Group plc ...............................       220,000     2,388,590
  * Misys plc ..........................................       250,000     1,182,506
  * Pearson plc ........................................        95,362     1,097,822
  * PizzaExpress plc ...................................       113,300     1,470,872
  * Royal Bank of Scotland Group plc ...................        80,000     1,946,733
  * Smiths Group plc ...................................       153,000     1,507,510
  * The Sage Group plc .................................       110,000       365,813
  * Vodafone Group plc .................................     1,634,000     4,274,654
                                                                         -----------
                                                                         $22,961,045
                                                                         -----------
TOTAL COMMON AND PREFERRED STOCKS (Cost $76,911,196) ...                 $65,429,284
                                                                         -----------
                                                           FACE AMOUNT
                                                           -----------
FOREIGN CURRENCY (0.0%)
    British Pound ......................................       GBP 269   $       392
    Swiss Franc ........................................       CHF 510           307
                                                                         -----------
TOTAL FOREIGN CURRENCY (Cost $694) .....................                 $       699
                                                                         -----------
TOTAL INVESTMENTS (94.4%) (Cost $76,911,890) ...........                 $65,429,983
OTHER ASSETS AND LIABILITIES (5.6%) ....................                   3,880,340
                                                                         -----------
NET ASSETS (100.0%) ....................................                 $69,310,323
                                                                         ===========


-----------

* Non-income producing security.

DRC--Dividend Right Certificates.

      The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND(SM)
                        PORTFOLIO OF INVESTMENTS--(Continued)
                                  DECEMBER 31, 2001

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     UNDER THE TERMS OF FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2001, THE FUND IS OBLIGATED TO DELIVER OR IS TO RECEIVE FOREIGN CURRENCY IN EXCHANGE FOR U.S. DOLLARS OR FOREIGN CURRENCY AS INDICATED BELOW:

                                                                         NET
                 CURRENCY TO  SETTLEMENT                             UNREALIZED
                   DELIVER       DATE    IN EXCHANGE FOR    VALUE    GAIN (LOSS)
                ------------- ---------- ---------------  ---------  ----------
Buy Contracts:  USD   785,086   1/3/02    EUR   891,535   $ 793,823   $  8,737
                USD   323,948   1/4/02    EUR   366,872     326,677      2,729
                                                                      --------
                                                                      $ 11,466
                                                                      --------
Sell Contracts: EUR    92,960   1/2/02    USD    81,321   $  82,771   $ (1,450)
                GBP   140,468   1/2/02    USD   202,357     204,436     (2,079)
                CHF   890,006   1/3/02    USD   529,451     536,052     (6,601)
                EUR 1,248,709   1/3/02    USD 1,098,219   1,111,852    (13,633)
                GBP   648,362   1/3/02    USD   937,406     943,621     (6,215)
                EUR 1,370,583   1/4/02    USD 1,204,801   1,220,420    (15,619)
                CHF   236,408   1/7/02    USD   140,970     142,390     (1,420)
                                                                      --------
                                                                      $(47,017)
                                                                      --------
                                                                  NET $(35,551)
                                                                      ========

--------------

CHF--Swiss Franc
EUR--Euro
GBP--British Pound
USD--U.S. Dollar

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND(SM)
                        PORTFOLIO OF INVESTMENTS--(Continued)
                                  DECEMBER 31, 2001

           SUMMARY OF NON-U.S. SECURITIES BY INDUSTRY CLASSIFICATION


                                                         PERCENT OF
INDUSTRY                                                 NET ASSETS      VALUE
--------                                                 ----------  -----------
Auto Related ....................................           1.5%     $ 1,031,351
Banking .........................................          10.8        7,494,951
Broadcasting ....................................           3.0        2,050,381
Building & Construction .........................           0.8          549,544
Electrical/Electronic ...........................           2.2        1,531,685
Energy ..........................................           6.3        4,381,221
Financial Services ..............................           2.2        1,542,815
Foods ...........................................           4.8        3,320,266
Healthcare Services & Related ...................          14.8       10,299,321
Insurance .......................................           5.7        3,952,314
IT/Computer Services ............................           2.9        2,028,993
Leisure .........................................           2.1        1,470,872
Machinery .......................................           3.5        2,442,430
Merchandising ...................................           5.1        3,503,851
Multi-Industry ..................................           1.1          786,402
Oil Services ....................................           4.1        2,851,207
Recreation and Other Consumer Goods .............           4.4        3,016,811
Services ........................................           2.0        1,384,751
Telecommunications: Equipment ...................           2.9        2,032,453
Telecommunications: Integrated Operator .........           3.7        2,534,830
Telecommunications: Mobile Operator .............           7.9        5,453,074
Utilities .......................................           2.6        1,769,761
Foreign Currency ................................           0.0              699
                                                          -----      -----------
TOTAL INVESTMENTS AND FOREIGN CURRENCY ..........          94.4%     $65,429,983
Other Assets and Liabilities ....................           5.6        3,880,340
                                                          -----      -----------
NET ASSETS ......................................         100.0%     $69,310,323
                                                          =====      ===========


    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


ASSETS:
   Investments, at value (Cost $76,911,196) .......................................   $ 65,429,284
   Foreign Currency, at value (Cost $694) .........................................            699
   Cash ...........................................................................        917,239
   Receivable for Investments Sold ................................................      4,242,916
   Withholding Tax Reclaim Receivable .............................................        186,427
   Dividends Receivable ...........................................................         54,557
   Receivable for Fund Shares Sold ................................................          1,477
   Prepaid Assets .................................................................         31,915
                                                                                      ------------
      TOTAL ASSETS ................................................................   $ 70,864,514
                                                                                      ------------
LIABILITIES:
   Payable for Investments Purchased ..............................................   $  1,120,486
   Payable for Fund Shares Redeemed ...............................................        184,442
   Investment Advisory Fee Payable ................................................         70,646
   Net Unrealized Loss on Forward Currency Contracts ..............................         35,551
   Professional Fees Payable ......................................................         32,335
   Custodian Fees Payable .........................................................         17,251
   Administrative Fee Payable .....................................................         16,747
   Shareholder Servicing Fee Payable--Group Retirement Plan Shares ................         16,583
   Distribution Fee Payable--Retail Shares ........................................         13,572
   Directors' Fees Payable ........................................................         10,915
   Other Liabilities ..............................................................         35,663
                                                                                      ------------
      TOTAL LIABILITIES ...........................................................   $  1,554,191
                                                                                      ------------
NET ASSETS ........................................................................   $ 69,310,323
                                                                                      ============
NET ASSETS CONSIST OF:
   Paid-in Capital ................................................................   $ 96,549,724
   Accumulated Net Investment Loss ................................................        (88,285)
   Accumulated Net Realized Loss ..................................................    (15,651,122)
   Unrealized Depreciation on Investments and Foreign Currency Translations .......    (11,499,994)
                                                                                      ------------
                                                                                      $ 69,310,323
                                                                                      ============
PREMIER SHARES:
   Net Assets .....................................................................   $ 63,947,955
   Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) .....      7,332,854
   Net Asset Value, Offering and Redemption Price Per Share .......................   $       8.72
                                                                                      ============
RETAIL SHARES:
   Net Assets .....................................................................   $  2,108,060
   Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) .....        244,407
   Net Asset Value, Offering and Redemption Price Per Share .......................   $       8.63
                                                                                      ============
GROUP RETIREMENT PLAN SHARES:
   Net Assets .....................................................................   $  3,254,308
   Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,112) .....        377,948
   Net Asset Value, Offering and Redemption Price Per Share .......................   $       8.61
                                                                                      ============


    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends ...........................................................................   $  1,533,995
   Interest ............................................................................        154,406
   Less: Foreign Taxes Withheld ........................................................       (125,810)
                                                                                            ------------
     TOTAL INCOME .....................................................................    $  1,562,591
                                                                                           ------------
EXPENSES:
   Investment Advisory Fee .............................................................   $  1,135,560
   Administrative Fee ..................................................................        231,698
   Professional Fees ...................................................................         74,472
   Custodian Fees ......................................................................         47,115
   Registration and Filing Fees ........................................................         36,297
   Directors' Fees .....................................................................         30,122
   Shareholder Servicing Fee--Group Retirement Plan Shares .............................          8,766
   Distribution Fee--Retail Shares .....................................................          7,682
   Amortization of Organization Costs ..................................................          4,675
   Other Expenses ......................................................................         55,147
                                                                                           ------------
      TOTAL EXPENSES ...................................................................   $  1,631,534
                                                                                           ------------
         NET INVESTMENT LOSS ...........................................................   $    (68,943)
                                                                                           ------------

REALIZED LOSS FROM:
   Investments Sold ....................................................................   $(14,107,590)
   Foreign Currency Transactions .......................................................       (273,648)
                                                                                           ------------
      NET REALIZED LOSS ................................................................   $(14,381,238)
                                                                                           ------------

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
   Investments .........................................................................   $(16,625,659)
   Foreign Currency Translations .......................................................        (18,523)
                                                                                           ------------
      NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ...............................   $(16,644,182)
                                                                                           ------------
TOTAL NET REALIZED LOSS AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........   $(31,025,420)
                                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................   $(31,094,363)
                                                                                           ============


    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED              YEAR ENDED
                                                                                           DECEMBER 31, 2001       DECEMBER 31, 2000
                                                                                           -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net Investment Loss ................................................................      $     (68,943)         $    (344,321)
   Net Realized Gain (Loss) ...........................................................        (14,381,238)             5,873,614
   Net Change in Unrealized Appreciation/Depreciation .................................        (16,644,182)           (26,280,966)
                                                                                             -------------          -------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................      $ (31,094,363)         $ (20,751,673)
                                                                                             -------------          -------------
DISTRIBUTIONS:
   PREMIER SHARES:
      From Net Realized Gains .........................................................      $    (609,479)         $ (17,734,222)
      In Excess of Net Realized Gains .................................................               --                 (839,511)
   RETAIL SHARES:
      From Net Realized Gains .........................................................            (21,356)              (564,379)
      In Excess of Net Realized Gains .................................................               --                  (26,717)
   GROUP RETIREMENT PLAN SHARES:
      From Net Realized Gains .........................................................            (23,946)              (475,802)
      In Excess of Net Realized Gains .................................................               --                  (22,524)
                                                                                             -------------          -------------
         TOTAL DISTRIBUTIONS ..........................................................      $    (654,781)         $ (19,663,155)
                                                                                             -------------          -------------
CAPITAL SHARE TRANSACTIONS:
   PREMIER SHARES:
      Issued--Regular .................................................................      $   4,753,348          $  21,484,174
            --Distributions Reinvested ................................................            586,170             18,480,173
      Redeemed ........................................................................        (45,809,845)           (18,498,723)
                                                                                             -------------          -------------
         Net Increase (Decrease) in Premier Shares Transactions .......................      $ (40,470,327)         $  21,465,624
                                                                                             -------------          -------------
   RETAIL SHARES:
      Issued--Regular .................................................................      $     267,967          $   2,269,415
            --Distributions Reinvested ................................................             20,650                577,881
      Redeemed ........................................................................         (1,369,302)            (1,771,205)
                                                                                             -------------          -------------
         Net Increase (Decrease) in Retail Shares Transactions ........................      $  (1,080,685)         $   1,076,091
                                                                                             -------------          -------------
   GROUP RETIREMENT PLAN SHARES:
      Issued--Regular .................................................................      $     570,884          $   2,619,997
            --Distributions Reinvested ................................................             23,946                497,356
      Redeemed ........................................................................           (309,096)            (1,480,935)
                                                                                             -------------          -------------
         Net Increase in Group Retirement Plan Shares Transactions ....................      $     285,734          $   1,636,418
                                                                                             -------------          -------------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
          TRANSACTIONS ................................................................      $ (41,265,278)         $  24,178,133
                                                                                             -------------          -------------
TOTAL DECREASE ........................................................................      $ (73,014,422)         $ (16,236,695)

NET ASSETS:
   Beginning of Year ..................................................................        142,324,745            158,561,440
                                                                                             -------------          -------------
   End of Year (A) ....................................................................      $  69,310,323          $ 142,324,745
                                                                                             =============          =============

----------
(A) Includes undistributed/(accumulated) net investment income (loss) .................      $     (88,285)         $      47,116
                                                                                             =============          =============


    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                              FINANCIAL HIGHLIGHTS
                                 PREMIER SHARES

                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   2001            2000            1999            1998           1997
                                                  FISCAL          FISCAL          FISCAL          FISCAL         FISCAL
                                                   YEAR            YEAR            YEAR            YEAR           YEAR
                                                   ----            ----            ----            ----           ----
NET ASSET VALUE, BEGINNING OF PERIOD ......      $ 11.50        $  15.03        $  14.10        $  11.74        $ 11.25
                                                 -------        --------        --------        --------        -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...........        (0.01)          (0.03)          (0.02)          (0.01)          0.05
   Net Realized and Unrealized Gain (Loss)
    on Investments ........................        (2.71)          (1.76)           2.11            3.79           2.06
                                                 -------        --------        --------        --------        -------
      Total From Investment Operations ....        (2.72)          (1.79)           2.09            3.78           2.11
                                                 -------        --------        --------        --------        -------
DISTRIBUTIONS:
   Net Investment Income ..................          --              --              --              --           (0.03)
   In Excess of Net Investment Income .....          --              --              --              --             -- +
   Net Realized Gain ......................        (0.06)          (1.66)          (1.16)          (1.42)         (1.59)
   In Excess of Net Realized Gain .........          --            (0.08)            --              --             --
                                                 -------        --------        --------        --------        -------
      Total Distributions .................        (0.06)          (1.74)          (1.16)          (1.42)         (1.62)
                                                 -------        --------        --------        --------        -------
NET ASSET VALUE, END OF PERIOD ............      $  8.72        $  11.50        $  15.03        $  14.10        $ 11.74
                                                 =======        ========        ========        ========        =======
TOTAL RETURN ..............................       (23.67)%        (12.50)%         15.70%          32.29%         18.83%
                                                 =======        ========        ========        ========        =======
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's) ......      $63,948        $134,164        $150,979        $124,406        $82,787
   Expenses to Average Net Assets .........         1.57%           1.56%           1.51%           1.54%          1.59%
   Net Investment Income (Loss) to
    Average Net Assets ....................        (0.05)%         (0.21)%         (0.15)%         (0.06)%         0.43%
   Portfolio Turnover Rate ................           24%             38%             52%             61%            71%
----------
+ Amount represents less than $0.01 per share.


   This accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                              FINANCIAL HIGHLIGHTS
                                 RETAIL SHARES

                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 2001        2000        1999       1998        1997
                                                FISCAL      FISCAL      FISCAL     FISCAL      FISCAL
                                                 YEAR        YEAR        YEAR       YEAR        YEAR
                                                 ----        ----        ----       ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD ......   $ 11.40     $ 14.95     $ 14.05     $ 11.73     $ 11.25
                                              -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...........     (0.03)      (0.05)      (0.04)      (0.03)       0.02
   Net Realized and Unrealized Gain (Loss)
    on Investments ........................     (2.68)      (1.76)       2.10        3.77        2.05
                                              -------     -------     -------     -------     -------
      Total From Investment Operations ....     (2.71)      (1.81)       2.06        3.74        2.07
                                              -------     -------     -------     -------     -------
DISTRIBUTIONS:
   Net Investment Income ..................       --          --          --          --          --
   In Excess of Net Investment Income .....       --          --          --          --          -- +
   Net Realized Gain ......................     (0.06)      (1.66)      (1.16)      (1.42)      (1.59)
   In Excess of Net Realized Gain .........       --        (0.08)        --          --          --
                                              -------     -------     -------     -------     -------
      Total Distributions .................     (0.06)      (1.74)      (1.16)      (1.42)      (1.59)
                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ............   $  8.63     $ 11.40     $ 14.95     $ 14.05     $ 11.73
                                              =======     =======     =======     =======     =======
TOTAL RETURN ..............................    (23.79)%    (12.70)%     15.54%      31.96%      18.49%
                                              =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's) ......   $ 2,108      $4,175      $4,295      $2,472      $1,137
   Expenses to Average Net Assets .........      1.82%       1.81%       1.76%       1.79%       1.84%
   Net Investment Income (Loss) to
    Average Net Assets ....................     (0.26)%     (0.46)%     (0.34)%     (0.25)%      0.16%
   Portfolio Turnover Rate ................        24%         38%         52%         61%         71%

----------
+ Amount represents less than $0.01 per share.



    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                              FINANCIAL HIGHLIGHTS
                          GROUP RETIREMENT PLAN SHARES

                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    2001          2000          1999          1998         1997
                                                   FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                    YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ----          ----          ----          ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD ........     $ 11.38       $ 14.94        $14.05        $11.72       $11.24
                                                  -------       -------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) .............       (0.03)        (0.04)        (0.05)        (0.03)        0.03
   Net Realized and Unrealized Gain (Loss)
     on Investments .........................       (2.68)        (1.78)         2.10          3.78         2.05
                                                  -------       -------        ------        ------       ------
       Total From Investment Operations .....       (2.71)        (1.82)         2.05          3.75         2.08
                                                  -------       -------        ------        ------       ------
DISTRIBUTIONS:
   Net Investment Income ....................         --            --            --            --         (0.01)
   In Excess of Net Investment Income .......         --            --            --            --           -- +
   Net Realized Gain ........................       (0.06)        (1.66)        (1.16)        (1.42)       (1.59)
   In Excess of Net Realized Gain ...........         --          (0.08)          --            --           --
                                                  -------       -------        ------        ------       ------
       Total Distributions ..................       (0.06)        (1.74)        (1.16)        (1.42)       (1.60)
                                                  -------       -------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD ..............     $  8.61       $ 11.38        $14.94        $14.05       $11.72
                                                  =======       =======        ======        ======       ======
TOTAL RETURN ................................      (23.83)%      (12.78)%       15.47%        32.08%       18.60%
                                                  =======       =======        ======        ======       ======
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's) ........     $ 3,254       $ 3,986        $3,287        $2,318       $  941
                                                  =======       =======        ======        ======       ======
   Expenses to Average Net Assets ...........        1.82%         1.81%         1.76%         1.79%        1.84%
   Net Investment Income (Loss) to
     Average Net Assets .....................       (0.32)%       (0.49)%       (0.41)%       (0.29)%       0.34%
   Portfolio Turnover Rate ..................          24%           38%           52%           61%          71%

----------
+ Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                         NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2001, the Company was comprised of three diversified portfolios (the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund) and one non-diversified portfolio (the Lipper Merger Fund). These financial statements pertain to the Lipper Prime Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note G).

     The Fund seeks capital appreciation by investing primarily in a diversified portfolio of medium and large capitalization Western European common stocks issued by companies that have strong growth prospects based on balance sheet strength (including leverage and free cash flow available for capital investment), historic return on equity, projected earnings per share growth rates, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 2001 to December 31, 2001, the Fund incurred and elected to defer until January 1, 2002 for U.S. Federal income tax purposes net capital and currency losses of approximately $3,434,562. For the year ended December 31, 2001, the Fund had incurred a capital loss carryforward of approximately $10,340,132 which will expire on December 31, 2009.

     At December 31, 2001, the tax components of capital were:



                                                NET TAX         UNDISTRIBUTED
TAX COST OF                                   DEPRECIATION    (OVERDISTRIBUTED)    ACCUMULATED
INVESTMENTS   APPRECIATION   (DEPRECIATION)  OF INVESTMENTS    ORDINARY INCOME    CAPITAL LOSSES
-----------   ------------   --------------  --------------    ---------------    --------------
$78,891,667    $2,662,735    $(16,125,118)    $(13,462,383)      $(106,366)       $(13,670,652)

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies and U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital. Such adjustments are not taken into consideration for the purpose of calculating the financial highlights.

     6. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                GROUP RETIREMENT
                PREMIER SHARES   RETAIL SHARES    PLAN SHARES
                --------------   -------------    -----------
                    1.60%            1.85%          1.85%

     No waivers or reimbursements were received by the Fund for the year ended December 31, 2001.

C. ADMINISTRATIVE AND CUSTODIAL SERVICES: J.P. Morgan Investor Services Co., a wholly owned subsidiary of JPMorgan Chase Bank (formerly The Chase Manhattan
Bank), serves as the Company's administrator (the "Administrator") pursuant to a Mutual Funds Service Agreement. Under the Mutual Funds Service Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, JPMorgan Chase Bank also serves as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: For the year ended December 31, 2001, the Company paid each Director who was not a director, officer or employee of the Adviser or any of its affiliates, a fee of $13,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the year ended December 31, 2001, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                        PURCHASES          SALES
                        ---------          -----
                       $23,125,702      $65,623,261

     There were no purchases or sales of long-term U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                  YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2001   DECEMBER 31, 2000
                                               -----------------   -----------------
PREMIER SHARES:
  Issued--Regular ...........................       672,458           1,544,063
          Distributions Reinvested ..........        61,584           1,481,219
  Redeemed ..................................    (5,064,205)         (1,406,372)
                                                 ----------          ----------
        Net Increase (Decrease) .............    (4,330,163)          1,618,910
                                                 ----------          ----------
RETAIL SHARES:
  Issued--Regular ...........................        25,700             158,386
          Distributions Reinvested ..........         2,180              46,652
  Redeemed ..................................      (149,585)           (126,189)
                                                 ----------          ----------
        Net Increase (Decrease) .............      (121,705)             78,849
                                                 ----------          ----------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ...........................        58,563             195,615
          Distributions Reinvested ..........         2,531              40,488
  Redeemed ..................................       (33,277)           (106,044)
                                                 ----------          ----------
        Net Increase ........................        27,817             130,059
                                                 ----------          ----------

I. OTHER: At December 31, 2001, there was one shareholder who owned greater than 5% of the Fund's net assets. Such holdings aggregated 17.35% of the Fund's net assets.

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

     The Company has a $20 million line of credit with JPMorgan Chase Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit. This line of credit expired on February 4, 2002. Effective February 4, 2002, the Company has entered into an uncommitted line of credit with Custodial Trust Company, whereby it may borrow up to the maximum amount that it is permitted under the Investment Company Act of 1940.

SUBSEQUENT EVENT: On January 30, 2002, the Board of Directors approved the discontinuation of the Group Retirement Plan class of Shares in issue effective February 28, 2002. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares or Retail Shares, as applicable.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper Prime Europe Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper Prime Europe Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 25, 2002

-------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (Unaudited)

Lipper Prime Europe Equity Fund hereby designates $654,781 as long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

Foreign taxes paid during the year ended December 31, 2001, amounting to $125,810 for the Lipper Prime Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 2001, gross income derived from sources within foreign countries amounted to $125,810 for Lipper Prime Europe Equity Fund.


                                               LIPPER PRIME EUROPE EQUITY FUND(SM)
                                          DIRECTOR AND OFFICER INFORMATION (Unaudited)

                                                        INTERESTED DIRECTORS

      (1)                      (2)                   (3)                         (4)                      (5)            (6)
---------------------  -------------------   -------------------   --------------------------------- ------------ ---------------
                                                                                                       NUMBER OF
                                                                                                     FUNDS IN FUND     OTHER
                                              TERM OF OFFICE AND                                        COMPLEX     DIRECTORSHIPS
NAME, AGE AND ADDRESS    POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD BY
   OF DIRECTOR           WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS          DIRECTOR      DIRECTOR
---------------------  -------------------   -------------------   --------------------------------- ------------ ---------------
KENNETH E. LIPPER      Director, Chairman    Director, Chairman    Chairman, Chief Executive Officer       4      Director, CNH
  (60)(1),(2)          of the Board, Chief   of the Board, Chief   and President of Lipper & Company,
101 Park Avenue        Executive Officer     Executive Officer     L.P. and its affiliates; Managing
New York, NY 10178     and President         and President since   Member, Chief Executive Officer and
                                             1995                  President of Lipper & Company,
                                                                   L.L.C.; Co-Chairman of Prime Lipper
                                                                   Asset Management

ABRAHAM BIDERMAN       Director, Executive   Director, Executive   Executive Vice President of Lipper      4      Director, mPhase
  (53)(3)              Vice President,       Vice President,       & Company, L.P., Lipper & Company,             Technologies, Inc.
101 Park Avenue        Treasurer and         Treasurer and         L.L.C. and their affiliates;
New York, NY 10178     Secretary             Secretary since 1995  Executive Vice President and Member
                                                                   of the Investment Committee of
                                                                   Prime Lipper Asset Management


                                                     INDEPENDENT DIRECTORS

      (1)                        (2)                   (3)                         (4)                      (5)            (6)
---------------------    -------------------   -------------------   ---------------------------------  ------------ ---------------
                                                                                                         NUMBER OF
                                                                                                       FUNDS IN FUND     OTHER
                                                TERM OF OFFICE AND                                        COMPLEX     DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD BY
   OF DIRECTOR             WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS           DIRECTOR      DIRECTOR
---------------------    -------------------   -------------------   ---------------------------------  ------------ ---------------
STANLEY BREZENOFF (64)   Director              Director since 1995   Chief Executive Officer and             4            --
510 E. 23rd Street                                                   President of Maimonides Medical
New York, NY 10010                                                   Center

MARTIN MALTZ (61)        Director              Director since 1995   Principal Scientist, Xerox              4            --
25 Dunrovin Lane                                                     Corporation
Rochester, NY 14618

IRWIN E. RUSSELL (76)    Director              Director since 1995   Attorney, Law Offices of Irwin E.       4            --
9401 Wilshire Blvd.                                                  Russell
Suite 780
Beverly Hills, CA 90212

-------------

* Each Director serves an indefinite term, until his or her successor is elected.

1    Kenneth Lipper is the father of Daniella Lipper.

2 Kenneth Lipper is deemed to be an "interested" director of the Fund for purposes of the Investment Company Act of 1940. Mr. Lipper is the Chairman, Chief Executive Officer and President of Lipper & Company, L.P., the Funds' principal underwriter, Managing Member, Chief Executive Officer and President of Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Co-Chairman of Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund. Mr. Lipper also has a controlling ownership interest in each of Lipper & Company, L.P., Lipper & Company, L.L.C. and Prime Lipper Asset Management.

3 Abraham Biderman is Executive Vice President of Lipper & Company, L.P., the Funds' principal underwriter, Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund, and a member of the Investment Committee of Prime Lipper Asset Management.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.


                                             LIPPER PRIME EUROPE EQUITY FUND(SM)
                                   DIRECTOR AND OFFICER INFORMATION (Unaudited)--(Continued)

                                                          OFFICERS


      (1)                        (2)                   (3)                         (4)                       (5)            (6)
---------------------    -------------------   -------------------   ---------------------------------   ------------ --------------
                                                                                                          NUMBER OF
                                                                                                        FUNDS IN FUND     OTHER
                                                TERM OF OFFICE AND                                         COMPLEX     DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
   OF DIRECTOR             WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS            DIRECTOR      DIRECTOR
---------------------    -------------------   -------------------   ---------------------------------   ------------ --------------
STEVEN FINKEL (54)       Executive Vice        Executive Vice        Executive Vice President of Lipper      --           --
101 Park Avenue          President             President since 1995  & Company, L.P., Lipper & Company,
New York, NY 10178                                                   L.L.C. and their affiliates

LAWRENCE S. BLOCK (35)   Vice President        Vice President since  General Counsel, Lipper & Company,      --           --
101 Park Avenue                                1998                  L.P., Lipper & Company, L.L.C. and
New York, NY 10178                                                   their affiliates; formerly
                                                                     Attorney, Cadwalader, Wickersham &
                                                                     Taft

KIM B. FIELDS (32)       Vice President        Vice President since  Vice President for Marketing and        --           --
101 Park Avenue                                1998                  Product Development, Lipper &
New York, NY 10178                                                   Company, L.P.; Lipper & Company,
                                                                     L.L.C., Prime Lipper Asset
                                                                     Management and their affiliate;
                                                                     formerly Fixed income research
                                                                     analyst, Lipper & Company, L.P. and
                                                                     Lipper Convertibles, L.P.

DANIELLA LIPPER (27)(1)  Vice President        Vice President since  Vice President and Fixed Income and     --           --
101 Park Avenue                                May 1998              Convertible Arbitrage Analyst,
New York, NY 10178                                                   Lipper & Company, L.P.; formerly
                                                                     Research Analyst, Bloomberg, L.P.;
                                                                     formerly Investment Banking, Bear
                                                                     Stearns & Co.

KARL O. HARTMANN (46)    Assistant Secretary   Assistant Secretary   Senior Vice President, Secretary        --           --
73 Tremont Street                              since November 1991   and General Counsel of J.P. Morgan
Boston, MA 02108                                                     Investor Services Co.

ELLEN WATSON (43)        Assistant Secretary   Assistant Secretary   Supervisor of State Regulation of       --           --
73 Tremont Street                              since November 1991   JPMISC
Boston, MA 02108

HELEN A. ROBICHAUD (49)  Assistant Secretary   Assistant Secretary   Vice President and Associate            --           --
73 Tremont Street                              since August 1994     General Counsel of JPMISC
Boston, MA 02108

PATRICIA M. LEYNE (33)   Assistant Treasurer   Assistant Treasurer   Vice President and Senior               --           --
73 Tremont Street                              since August 1999     Management of JPMISC; formerly
Boston, MA 02108                                                     Assistant Vice President of Fund
                                                                     Administration of JPMISC; Assistant
                                                                     Treasurer of JPMISC; Supervisor of
                                                                     JPMISC

------------

1    Kenneth Lipper is the father of Daniella Lipper.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.

          INVESTMENT ADVISER:        PRIME LIPPER ASSET MANAGEMENT

          ADMINISTRATOR AND          J.P. MORGAN
          TRANSFER AGENT:            INVESTOR SERVICES CO.

          DISTRIBUTOR:               LIPPER & COMPANY, L.P.

          CUSTODIAN:                 JPMORGAN CHASE BANK

          LEGAL COUNSEL:             SIMPSON THACHER & BARTLETT

          INDEPENDENT ACCOUNTANTS:   PRICEWATERHOUSECOOPERS LLP

          BOARD OF DIRECTORS:        KENNETH LIPPER
                                     ---------------------------------
                                     Chairman of the Board, Chief
                                     Executive Officer and President
                                       The Lipper Funds, Inc.
                                     Chairman of the Board, Chief
                                     Executive Officer and President
                                       Lipper & Company

                                     ABRAHAM BIDERMAN
                                     ---------------------------------
                                     Executive Vice President
                                     Secretary and Treasurer
                                       The Lipper Funds, Inc.
                                     Executive Vice President
                                       Lipper & Company

                                     STANLEY BREZENOFF
                                     ---------------------------------
                                     Chief Executive Officer
                                       Maimonides Medical Center

                                     MARTIN MALTZ
                                     ---------------------------------
                                     Principal Scientist
                                       Xerox Corporation

                                     IRWIN RUSSELL
                                     ---------------------------------
                                     Attorney
                                       Law Offices of Irwin E. Russell
                                     Director Emeritus
                                       The Walt Disney Company
          TICKER SYMBOLS:
            Premier Shares:                      LPEEX
            Retail Shares:                       LPERX

          For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com.

          European investments involve currency and other risks, which may include political and market risks. Please read the prospectus carefully before investing.

          Lipper & Company, L.P., Distributor.

          (C) 2002 Lipper & Company, Inc. All rights reserved.
          LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER PRIME EUROPE EQUITY FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referred herein are trademarks, service marks or trade names of Lipper & Company, Inc.

          The Lipper Funds(SM) and Lipper Prime Europe Equity Fund(SM) are not affiliated with Lipper Inc., a Reuters company.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------

                                                          LIPPER MERGER FUND(SM)


                                                                  ANNUAL REPORT
                                                              December 31, 2001

                               TABLE OF CONTENTS

Shareholder's Letter ......................................................    1
Performance ...............................................................    2
Portfolio of Investments ..................................................    3
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statement of Changes in Net Assets ........................................    6
Financial Highlights ......................................................    7
Notes to Financial Statements .............................................    8
Report of Independent Accountants .........................................   12
Director and Officer Information ..........................................   13

                             LIPPER MERGER FUND(SM)
                              SHAREHOLDER'S LETTER
                               DECEMBER 31, 2001

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper Merger Fund for the period ended December 31, 2001. The Lipper Merger Fund is one of four investment portfolios, together with the Lipper High Income Bond Fund, the Lipper Prime Europe Equity Fund and the Lipper U.S. Equity Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper Merger Fund (the "Fund") for the period August 31, 2001 (inception) through December 31, 2001.

     The Lipper Merger Fund was launched on August 31, 2001 and represents the fourth and newest no-load fund within The Lipper Funds complex. With negative equity markets and fixed income yields at record lows, the Fund provides a clear alternative in difficult times by providing investors with the ability to earn consistent returns that do not, in any significant way, correlate to movements in the broader equity and fixed income markets. As a result, the Fund is expected to perform well during both rising and falling markets on both an absolute basis and relative to other investment alternatives.

     Specifically, the Fund's objective is to profit by capturing the difference, often referred to as the "spread", between a takeover candidate's current trading price and the value its shareholders will receive when the deal closes. This difference reflects any risk that the deal might fail to close. While the Fund itself is new, its strategy has been well honed by Lipper & Company's management team, which has been investing in merger transactions since 1997 on behalf of its private investment clients. Lipper & Company's success can be attributed to its conservative approach to investing in merger transactions (which focuses on announced deals between large companies with actively traded stocks) and its careful attention to the downside risks inherent in every transaction. In offering the merger strategy to the public, Lipper & Company hopes to offer a wide array of investors the opportunity to profit from this strategy in a no-load, open-end registered mutual fund with daily pricing and liquidity, greater transparency, lower minimums and regulatory oversight.

     Despite the September 11th tragedy, which occurred only days after the Fund was launched, the Fund was essentially flat for the last quarter of 2001.* While this was certainly due in part to the new Fund's cash position, lack of correlation to broader equity markets is a hallmark of Lipper & Company's strategy.

     In 2001, merger volume reached $900 billion in the United States alone, generated by over 21,000 merger transactions. While the numbers declined from their record levels in 2000, this level of merger activity certainly provides sufficient dealflow from which a discriminating merger investor can choose. Moreover, mergers are as likely to occur in down markets, when prices are low and companies seek to achieve much needed economies of scale, as they are to occur in rising markets.

     A low interest rate environment and a revitalized high yield bond market serve to facilitate merger activity by providing companies with affordable financing in much the same way that lower rates encourage consumer spending. Other near term catalysts for merger activity include the pressures of globalization, certain recent changes in the way that mergers are accounted for and the strong possibility of an economic recovery in 2002. Overall, we expect these factors to support healthy deal flow in 2002. For these reasons, we believe the Fund is an excellent addition to any portfolio.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.

                                                Sincerely,

                                                [SIGNATURE GRAPHIC OMITTED]
                                                KENNETH LIPPER
                                                Chairman of the Board, Chief
                                                Executive Officer and President

-----------
* Total returns include the reinvestment of income, dividends, and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Fee waivers and reimbursements have been in effect for the Fund since August 31, 2001 (inception), without which total returns would have been lower. Past performance is no guarantee of future results.

                            LIPPER MERGER FUND (SM)
                                  PERFORMANCE

                                 TOTAL RETURN*
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                       SINCE INCEPTION*
                                                       ----------------
       Premier Shares ..............................        (0.70)%
       Retail Shares ...............................        (0.80)%
       Group Retirement Shares .....................        (0.70)%


                     LIPPER MERGER FUND(SM)--PREMIER SHARES*

Growth of $10,000 Invested in the Fund's Premier Shares vs. Standard & Poor's 500 Index**

             12/31/01 -- Lipper Merger Fund
                 Premier Shares -- $9,930

             12/31/01 -- S & P 500 Index -- $10,175

 * Past performance is no guarantee of future results. The net asset value and investment return of the Fund will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The Fund's Premier Shares, Retail Shares and Group Retirement Plan Shares were introduced on August 31, 2001. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The minimum investment for Premier Shares is $1,000,000.

** The chart above illustrates the growth of $10,000 invested in the Fund's
   Premier Shares versus $10,000 invested in the Standard & Poor's 500 Index (the "Index") for the period August 31, 2001 (commencement of the Fund's operations) through December 31, 2001. The Index is an unmanaged index comprised of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. The Index does not reflect fees or expenses required to be reflected in the Fund's returns and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to reflect the reinvestment of dividends. One cannot invest directly in the Index.

                             LIPPER MERGER FUND(SM)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001


                                                                            SHARES      VALUE
                                                                           --------   ----------
COMMON STOCKS (18.4%)
BIO-TECHNOLOGY (3.4%)
 * COR Therapeutics, Inc. .........................................           200     $    4,786
 * Immunex Corporation ............................................         1,500         41,565
                                                                                      ----------
                                                                                      $   46,351
                                                                                      ----------
DIVERSIFIED MANUFACTURING (3.8%)
   Cooper Industries, Inc. ........................................         1,500     $   52,380
                                                                                      ----------
ELECTRIC UTILITIES (2.8%)
 * Orion Power Holdings, Inc. .....................................         1,500     $   39,150
                                                                                      ----------
MEDICAL DEVICES (4.7%)
   C.R. Bard, Inc. ................................................         1,000     $   64,500
                                                                                      ----------
PAPER & PAPER PRODUCTS (3.4%)
   Willamette Industries, Inc. ....................................           900     $   46,908
                                                                                      ----------
TELECOMMUNICATIONS (0.3%)
   AT&T Corp. .....................................................           200     $    3,628
                                                                                      ----------
TOTAL COMMON STOCKS (Cost $252,176) ...............................                   $  252,917
                                                                                      ----------

                                                                       FACE AMOUNT
                                                                       -----------
SHORT-TERM INVESTMENTS (50.3%)
 + J.P. Morgan Securities, Inc., 1.45%, dated 12/31/01,
    due 1/02/02 (COST $689,000)                                          $689,000     $  689,000
                                                                                      ----------
TOTAL INVESTMENTS (68.7%) (COST $941,176) .........................                   $  941,917
TOTAL SHORT SALES (-8.0%) (PROCEEDS $108,783) .....................                     (109,978)
OTHER ASSETS AND LIABILITIES (39.3%) ..............................                      539,087
                                                                                      ----------
NET ASSETS (100.0%) ...............................................                   $1,371,026
                                                                                      ==========


                                                                            SHARES
                                                                           --------
SCHEDULE OF SHORT SALES
COMMON STOCKS (-8.0%)
BIO-TECHNOLOGY (-3.0%)
 * Amgen Inc. .....................................................           650     $   36,686
 * Millennium Pharmaceuticals, Inc. ...............................           200          4,902
                                                                                      ----------
                                                                                      $   41,588
                                                                                      ----------
CABLE-DISTRIBUTED ENTERTAINMENT (-0.3%)
 * Comcast Corporation, Class A ...................................           100     $    3,600
                                                                                      ----------
DIVERSIFIED MANUFACTURING (-4.7%)
   Tyco International Ltd. ........................................         1,100     $   64,790
                                                                                      ----------
TOTAL COMMON STOCKS (PROCEEDS $108,783) ...........................                   $  109,978
                                                                                      ==========

-----------
*  Non-income producing security.

+ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities.

                             LIPPER MERGER FUND(SM)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


ASSETS:
  Investments, at value (Cost $941,176) ..............................................   $   941,917
  Cash ...............................................................................       490,899
  Receivable from Investment Adviser .................................................        82,379
  Interest and Dividends Receivable ..................................................           446
                                                                                         -----------
    TOTAL ASSETS .....................................................................   $ 1,515,641
                                                                                         -----------
LIABILITIES:
  Investments, Sold Short (Proceeds $108,783) ........................................   $   109,978
  Professional Fees Payable ..........................................................        25,195
  Administrative Fee Payable .........................................................         7,588
  Custodian Fees Payable .............................................................           360
  Distribution Fee Payable--Retail Shares ............................................           267
  Shareholder Servicing Fee Payable--Group Retirement Plan Shares ....................            67
  Directors' Fees Payable ............................................................            65
  Other Liabilities ..................................................................         1,095
                                                                                         -----------
    TOTAL LIABILITIES ................................................................   $   144,615
                                                                                         -----------
NET ASSETS ...........................................................................   $ 1,371,026
                                                                                         ===========
NET ASSETS CONSIST OF:
  Paid-in Capital ....................................................................   $ 1,369,922
  Undistributed Net Realized Gain ....................................................         1,558
  Unrealized Depreciation on Investments and Short Sales .............................          (454)
                                                                                         -----------
                                                                                         $ 1,371,026
                                                                                         ===========
PREMIER SHARES:
  Net Assets .........................................................................   $ 1,026,718
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) .........       103,402
  Net Asset Value, Offering and Redemption Price Per Share ...........................   $      9.93
                                                                                         ===========
RETAIL SHARES:
  Net Assets .........................................................................   $   243,242
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) .........        24,532
  Net Asset Value, Offering and Redemption Price Per Share ...........................   $      9.92
                                                                                         ===========
GROUP RETIREMENT PLAN SHARES:
  Net Assets .........................................................................   $   101,066
  Shares Issued and Outstanding ($.001 par value) (Authorized 1,111,111,111) .........        10,183
  Net Asset Value, Offering and Redemption Price Per Share ...........................   $      9.93
                                                                                         ===========


    The accompanying notes are an integral part of the financial statements.

                             LIPPER MERGER FUND(SM)
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD AUGUST 31, 2001* THROUGH DECEMBER 31, 2001


INVESTMENT INCOME:
  Dividends ..................................................................               $    353
  Interest ...................................................................                  5,328
                                                                                             --------
    TOTAL INCOME .............................................................               $  5,681
                                                                                             --------
EXPENSES:
  Investment Advisory Fee
    Basic Fee ................................................................   $  4,449
    Less: Fee Waived                                                               (4,449)   $   --
                                                                                 --------
  Shareholder Reporting Fees .................................................                 29,594
  Professional Fees ..........................................................                 29,360
  Administrative Fee .........................................................                 25,088
  Registration and Filing Fees ...............................................                  2,683
  Custodian Fees .............................................................                    703
  Distribution Fee--Retail Shares ............................................                    267
  Directors' Fees ............................................................                    103
  Shareholder Servicing Fee--Group Retirement Plan Shares ....................                     72
  Other Expenses .............................................................                    928
  Expenses Reimbursed by Adviser .............................................                (82,379)
                                                                                             --------
    TOTAL EXPENSES ...........................................................               $  6,419
                                                                                             --------
      NET INVESTMENT LOSS ....................................................               $   (738)
                                                                                             --------
REALIZED GAIN FROM:
  Investments Sold ...........................................................               $    429
  Short Sales ................................................................                  1,672
                                                                                             --------
    NET REALIZED GAIN ........................................................               $  2,101
                                                                                             --------
UNREALIZED APPRECIATION/DEPRECIATION:
  Investments ................................................................               $    741
  Short Sales ................................................................                 (1,195)
                                                                                             --------
    NET UNREALIZED APPRECIATION/DEPRECIATION .................................               $   (454)
                                                                                             --------
TOTAL NET REALIZED GAIN AND NET UNREALIZED APPRECIATION/DEPRECIATION .........               $  1,647
                                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................               $    909
                                                                                             ========

------------
* Commencement of Fund operations.


    The accompanying notes are an integral part of the financial statements.

                              LIPPER MERGER FUND(SM)
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                         AUGUST 31, 2001* TO
                                                                          DECEMBER 31, 2001
                                                                         --------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Loss ..................................................     $      (738)
  Net Realized Gain ....................................................           2,101
  Net Unrealized Appreciation/Depreciation .............................            (454)
                                                                             -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............     $       909
                                                                             -----------
CAPITAL SHARE TRANSACTIONS:
  PREMIER SHARES:
    Issued--Regular ....................................................     $ 1,029,600
    Redeemed ...........................................................              --
                                                                             -----------
      Net Increase in Premier Shares Transactions ......................     $ 1,029,600
                                                                             -----------
RETAIL SHARES:
  Issued--Regular ......................................................     $   907,646
  Redeemed .............................................................        (668,112)
                                                                             -----------
    Net Increase in Retail Shares Transactions .........................     $   239,534
                                                                             -----------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ......................................................     $   100,983
  Redeemed .............................................................              --
                                                                             -----------
    Net Increase in Group Retirement Plan Shares Transactions ..........     $   100,983
                                                                             -----------
    NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .........     $ 1,370,117
                                                                             -----------
TOTAL INCREASE .........................................................     $ 1,371,026
NET ASSETS:
  Beginning of Period ..................................................              --
                                                                             -----------
  End of Period ........................................................     $ 1,371,026
                                                                             ===========

-------------
* Commencement of Fund operations.


    The accompanying notes are an integral part of the financial statements.

                             LIPPER MERGER FUND(SM)
                              FINANCIAL HIGHLIGHTS

                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                         GROUP RETIREMENT
                                                      PREMIER SHARES    RETAIL SHARES      PLAN SHARES
                                                     ----------------  ----------------  ----------------
                                                     AUGUST 31, 2001*  AUGUST 31, 2001*  AUGUST 31, 2001*
                                                            TO                TO                TO
                                                       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                           2001             2001               2001
                                                     ----------------  ----------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............         $10.00            $10.00            $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss (1)                                        -- +           (0.02)            (0.01)
  Net Realized and Unrealized Loss on Investments ..          (0.07)            (0.06)            (0.06)
                                                             ------            ------            ------
    Total From Investment Operations ...............          (0.07)            (0.08)            (0.07)
                                                             ------            ------            ------
NET ASSET VALUE, END OF PERIOD .....................          $9.93            $ 9.92             $9.93
                                                             ======            ======            ======
TOTAL RETURN (2) ...................................          (0.70)%           (0.80)%           (0.70)%
                                                             ======            ======            ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ................         $1,027            $  243            $  101
  Ratios After Expense Waiver and/or Reimbursement:
    Expenses to Average Net Assets .................           1.85%**           2.10%**           2.10%**
    Net Investment Income to Average Net Assets ....          (0.14)%**         (0.34)%**         (0.34)%**
  Ratios Before Expense Waiver and/or Reimbursement:
    Expenses to Average Net Assets .................          32.60%**          20.90%**          26.72%**
    Net Investment Loss to Average Net Assets ......         (30.89)%**        (19.14)%**        (24.96)%**
  Portfolio Turnover Rate ..........................            287%              287%             287%

------------

*   Commencement of Fund operations.

+   Amount represents less than $0.01 per share.

** All expenses have been annualized for purposes of these financial highlights. However, certain expenses would not necessarily vary whether incurred for full year or partial period.

(1) Voluntarily waived fees and reimbursed expenses affected net investment income per share as follows:

                                                      WAIVER/REIMBURSEMENT
    PERIOD                                                (PER SHARE)
    ------                                            --------------------
    August 31, 2001 through December 31, 2001
     (Premier Shares) ..............................         $0.58
    August 31, 2001 through December 31, 2001
     (Retail Shares) ...............................         $0.82
    August 31, 2001 through December 31, 2001
     (Group Retirement Plan Shares) ................         $0.69

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 2001.


    The accompanying notes are an integral part of the financial statements.

                              LIPPER MERGER FUND(SM)
                         NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2001, the Company was comprised of three diversified portfolios (the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund) and one non-diversified portfolio (the Lipper Merger Fund). These financial statements pertain to the Lipper Merger Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper Merger Fund (the "Fund") commenced investment operations on August 31, 2001.

     The Fund seeks capital appreciation by investing primarily in equity securities of companies that are involved in publicly-announced mergers, acquisitions, tender offers, leveraged buyouts, spin-off, liquidations and other corporate reorganizations. The Fund strategy also involves selling such instruments short.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At December 31, 2001, the tax components of capital were:


                                                 NET TAX        UNDISTRIBUTED   UNDISTRIBUTED
TAX COST OF                                  DEPRECIATION OF  (OVERDISTRIBUTED)   LONG TERM
INVESTMENTS   APPRECIATION   (DEPRECIATION)    INVESTMENT      ORDINARY INCOME      GAINS
-----------   ------------   --------------  ---------------  ----------------- -------------
$835,978         $7,313         $(11,352)       $(4,039)             $ --         $5,143

     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. SHORT SALES: A short sale is a transaction in which a Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund may have to pay a premium to

                              LIPPER MERGER FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either designate on the Fund's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs and the Fund's net operating loss.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     6. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is

                             LIPPER MERGER FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.35% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                            GROUP RETIREMENT
         PREMIER SHARES    RETAIL SHARES      PLAN SHARES
         --------------    -------------    ----------------
             1.85%             2.10%             2.10%

C. ADMINISTRATIVE AND CUSTODIAL SERVICES: J.P. Morgan Investor Services Co., a wholly owned subsidiary of JPMorgan Chase Bank (formerly The Chase Manhattan
Bank), serves as the Company's administrator (the "Administrator") pursuant to a Mutual Funds Service Agreement. Under the Mutual Funds Service Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, JPMorgan Chase Bank also serves as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services, which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: For the period ended December 31, 2001, the Company paid each Director who was not a director, officer or employee of the Adviser or any of its affiliates, a fee of $13,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the period ended December 31, 2001, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                            PURCHASES       SALES
                            ---------      --------
                            $534,243       $173,445

     There were no purchases or sales of long-term U.S. Government securities.

                             LIPPER MERGER FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

G. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                           AUGUST 31, 2001* TO
                                                            DECEMBER 31, 2001
                                                           -------------------

    PREMIER SHARES:
      Issued--Regular ..................................          103,402
      Redeemed .........................................             --
                                                                  -------
        Net Increase ...................................          103,402
                                                                  -------
    RETAIL SHARES:
      Issued--Regular ..................................           91,910
      Redeemed .........................................          (67,378)
                                                                  -------
        Net Increase ...................................           24,532
                                                                  -------
    GROUP RETIREMENT PLAN SHARES:
      Issued--Regular ..................................           10,183
      Redeemed .........................................             --
                                                                  -------
        Net Increase ...................................           10,183
                                                                  -------

----------
 * Commencement of Fund operations.

H. Other: At December 31, 2001, there were four shareholders who owned greater than 5% of the Fund's net assets. Such holdings aggregated 88.37% of the Fund's net assets.

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

     The Company has a $20 million line of credit with JPMorgan Chase Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit. This line of credit expired on February 4, 2002. Effective February 4, 2002, the Company has entered into an uncommitted line of credit with Custodial Trust Company, whereby it may borrow up to the maximum amount that is permitted under the Investment Company Act of 1940.

     Subsequent Event: On January 30, 2002, the Board of Directors approved the discontinuation of the Group Retirement Plan class of Shares in issue effective February 28, 2002. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares or Retail Shares, as applicable.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper Merger Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper Merger Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period August 31, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 25, 2002


                                                    LIPPER MERGER FUND(SM)
                                          DIRECTOR AND OFFICER INFORMATION (Unaudited)

                                                    INTERESTED DIRECTORS

      (1)                      (2)                   (3)                         (4)                     (5)            (6)
---------------------  -------------------   -------------------   --------------------------------- ------------ -----------------
                                                                                                      NUMBER OF
                                                                                                    FUNDS IN FUND      OTHER
                                              TERM OF OFFICE AND                                       COMPLEX      DIRECTORSHIPS
NAME, AGE AND ADDRESS    POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
   OF DIRECTOR           WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS          DIRECTOR       DIRECTOR
---------------------  -------------------   -------------------   --------------------------------- ------------ -----------------
KENNETH E. LIPPER      Director, Chairman    Director, Chairman    Chairman, Chief Executive Officer       4      Director, CNH
  (60)(1,2)            of the Board, Chief   of the Board, Chief   and President of Lipper & Company,
101 Park Avenue        Executive Officer     Executive Officer     L.P. and its affiliates; Managing
New York, NY 10178     and President         and President since   Member, Chief Executive Officer and
                                             1995                  President of Lipper & Company,
                                                                   L.L.C.; Co-Chairman of Prime Lipper
                                                                   Asset Management

ABRAHAM BIDERMAN       Director, Executive   Director, Executive   Executive Vice President of Lipper      4      Director, mPhase
  (53)(3)              Vice President,       Vice President,       & Company, L.P., Lipper & Company,             Technologies, Inc.
101 Park Avenue        Treasurer and         Treasurer and         L.L.C. and their affiliates;
New York, NY 10178     Secretary             Secretary since 1995  Executive Vice President and Member
                                                                   of the Investment Committee of
                                                                   Prime Lipper Asset Management



                                                     INDEPENDENT DIRECTORS

      (1)                      (2)                   (3)                         (4)                     (5)            (6)
---------------------  -------------------   -------------------   --------------------------------- ------------ -----------------
                                                                                                      NUMBER OF
                                                                                                    FUNDS IN FUND      OTHER
                                              TERM OF OFFICE AND                                       COMPLEX      DIRECTORSHIPS
NAME, AGE AND ADDRESS    POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
   OF DIRECTOR           WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS          DIRECTOR       DIRECTOR
---------------------  -------------------   -------------------   --------------------------------- ------------ -----------------
STANLEY BREZENOFF      Director              Director since 1995   Chief Executive Officer and             4              --
  (64)                                                             President of Maimonides Medical
510 E. 23rd Street                                                 Center
New York, NY 10010

MARTIN MALTZ (61)      Director              Director since 1995   Principal Scientist, Xerox              4              --
25 Dunrovin Lane                                                   Corporation
Rochester, NY 14618

IRWIN E. RUSSELL (76)  Director              Director since 1995   Attorney, Law Offices of Irwin E.       4              --
9401 Wilshire Blvd.                                                Russell
Suite 780
Beverly Hills, CA
  90212

-------------

* Each Director serves an indefinite term, until his or her successor is elected.

1    Kenneth Lipper is the father of Daniella Lipper.

2 Kenneth Lipper is deemed to be an "interested" director of the Fund for purposes of the Investment Company Act of 1940. Mr. Lipper is the Chairman, Chief Executive Officer and President of Lipper & Company, L.P., the Funds' principal underwriter, Managing Member, Chief Executive Officer and President of Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Co-Chairman of Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund. Mr. Lipper also has a controlling ownership interest in each of Lipper & Company, L.P., Lipper & Company, L.L.C. and Prime Lipper Asset Management.

3 Abraham Biderman is Executive Vice President of Lipper & Company, L.P., the Funds' principal underwriter, Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund, and a member of the Investment Committee of Prime Lipper Asset Management.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.


                                                    LIPPER MERGER FUND(SM)
                                      DIRECTOR AND OFFICER INFORMATION (Unaudited)--(Continued)


                                                          OFFICERS

      (1)                        (2)                   (3)                         (4)                     (5)            (6)
---------------------    -------------------   -------------------   --------------------------------- ------------ ----------------
                                                                                                        NUMBER OF
                                                                                                      FUNDS IN FUND      OTHER
                                                TERM OF OFFICE AND                                       COMPLEX      DIRECTORSHIPS
NAME, AGE AND ADDRESS      POSITION(S) HELD       LENGTH OF TIME          PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
   OF DIRECTOR             WITH REGISTRANT           SERVED*                DURING PAST 5 YEARS          DIRECTOR       DIRECTOR
---------------------    -------------------   -------------------   --------------------------------- ------------ ----------------
STEVEN FINKEL (54)       Executive Vice        Executive Vice        Executive Vice President of Lipper      --            --
101 Park Avenue          President             President since 1995  & Company, L.P., Lipper & Company,
New York, NY 10178                                                   L.L.C. and their affiliates

LAWRENCE S. BLOCK (35)   Vice President        Vice President since  General Counsel, Lipper & Company,      --            --
101 Park Avenue                                1998                  L.P., Lipper & Company, L.L.C. and
New York, NY 10178                                                   their affiliates; formerly
                                                                     Attorney, Cadwalader, Wickersham &
                                                                     Taft

Kim B. Fields (32)       Vice President        Vice President since  Vice President for Marketing and        --            --
101 Park Avenue                                1998                  Product Development, Lipper &
New York, NY 10178                                                   Company, L.P.; Lipper & Company,
                                                                     L.L.C., Prime Lipper Asset
                                                                     Management and their affiliate;
                                                                     formerly Fixed income research
                                                                     analyst, Lipper & Company, L.P. and
                                                                     Lipper Convertibles, L.P.

Daniella Lipper (27)(1)  Vice President        Vice President since  Vice President and Fixed Income and     --            --
101 Park Avenue                                May 1998              Convertible Arbitrage Analyst,
New York, NY 10178                                                   Lipper & Company, L.P.; formerly
                                                                     Research Analyst, Bloomberg, L.P.;
                                                                     formerly Investment Banking, Bear
                                                                     Stearns & Co.

Karl O. Hartmann (46)    Assistant Secretary   Assistant Secretary   Senior Vice President, Secretary        --            --
73 Tremont Street                              since November 1991   and General Counsel of J.P. Morgan
Boston, MA 02108                                                     Investor Services Co.

Ellen Watson (43)        Assistant Secretary   Assistant Secretary   Supervisor of State Regulation of       --            --
73 Tremont Street                              since November 1991   JPMISC
Boston, MA 02108

Helen A. Robichaud (49)  Assistant Secretary   Assistant Secretary   Vice President and Associate            --            --
73 Tremont Street                              since August 1994     General Counsel of JPMISC
Boston, MA 02108

Patricia M. Leyne (33)   Assistant Treasury    Assistant Treasurer   Vice President and Senior               --            --
73 Tremont Street                              since August 1999     Management of JPMISC; formerly
Boston, MA 02108                                                     Assistant Vice President of Fund
                                                                     Administration of JPMISC; Assistant
                                                                     Treasurer of JPMISC; Supervisor of
                                                                     JPMISC

-----------

1    Kenneth Lipper is the father of Daniella Lipper.

The Lipper Funds' Statement of Additional Information includes additional information about the Company's directors and officers and may be obtained without charge upon request by calling The Lipper Funds at 1-800-LIPPER9, sending an electronic request to lipper.funds@lipper.com or visiting The Lipper Funds' internet site at http://www.lipper.com. You may also obtain this information from the EDGAR Database on the Securities and Exchange Commission's internet site at http://www.sec.gov.

               INVESTMENT ADVISER:       LIPPER & COMPANY, L.L.C.

               ADMINISTRATOR AND         J.P. MORGAN
               TRANSFER AGENT:           INVESTOR SERVICES CO.

               DISTRIBUTOR:              LIPPER & COMPANY, L.P.

               CUSTODIAN:                JPMORGAN CHASE BANK

               LEGAL COUNSEL:            SIMPSON THACHER & BARTLETT

               INDEPENDENT ACCOUNTANTS:  PRICEWATERHOUSECOOPERS LLP

               BOARD OF DIRECTORS:       KENNETH LIPPER
                                         ------------------------------
                                         Chairman of the Board, Chief
                                         Executive Officer and President
                                           The Lipper Funds, Inc.
                                         Chairman of the Board, Chief
                                         Executive Officer and President
                                           Lipper & Company

                                         ABRAHAM BIDERMAN
                                         ------------------------------
                                         Executive Vice President
                                         Secretary and Treasurer
                                           The Lipper Funds, Inc.
                                         Executive Vice President
                                           Lipper & Company

                                         STANLEY BREZENOFF
                                         ------------------------------
                                         Chief Executive Officer
                                           Maimonides Medical Center

                                         MARTIN MALTZ
                                         ------------------------------
                                         Principal Scientist
                                           Xerox Corporation

                                         IRWIN RUSSELL
                                         ------------------------------
                                         Attorney
                                           Law Offices of Irwin E. Russell
                                         Director Emeritus
                                           The Walt Disney Company

               TICKER SYMBOLS:
                 Premier Shares:                    LMFPX
                 Retail Shares:                     LMFRX

               For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com.

               The Lipper Merger Fund is not a "diversified fund" within the meaning of the Investment Company Act of 1940. Accordingly, the Fund may invest in a relatively few number of issuers, thus making an investment in the Fund potentially more risky than an investment in diversified Fund. Please read the prospectus before investing.

               Lipper & Company, L.P., Distributor.

               (C) 2002 Lipper & Company, Inc. All rights reserved.
               LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER MERGER FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

               The Lipper Funds(SM) and Lipper Merger Fund(SM) are not affiliated with Lipper Inc., a Reuters company.